UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2021
MFS®  Commodity
Strategy Fund
CMS-ANN

MFS® Commodity
Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure reflecting equivalent exposure of derivative positions (i)
Fixed income sectors (i)
Investment Grade Corporates	33.1%
U.S. Treasury Securities	17.4%
Commercial Mortgage-Backed Securities	5.0%
Collateralized Debt Obligations	4.8%
Municipal Bonds	2.1%
Asset-Backed Securities	2.0%
Emerging Markets Bonds	1.5%
High Yield Corporates	1.0%
Mortgage-Backed Securities	0.6%
Residential Mortgage-Backed Securities	0.5%

Composition including fixed income credit quality (a)(i)
AAA	5.9%
AA	7.3%
A	12.6%
BBB	23.3%
BB	1.0%
U.S. Government	17.3%
Federal Agencies	0.6%
Non-Fixed Income	100.1%
Cash & Cash Equivalents	30.5%
Other	(98.6)%
2

Portfolio Composition - continued
Commodity exposure (c)(i)
Natural Gas	13.9%
WTI Crude Oil	11.4%
Brent Crude	9.9%
Gold	9.2%
Corn	6.3%
Copper (COMEX)	4.9%
Aluminum	4.6%
Soybeans	4.3%
Soybean Oil	4.0%
Unleaded Gasoline	3.6%
Gas Oil	3.2%
Sugar	3.0%
Zinc	2.8%
Lean Hogs	2.7%
Live Cattle	2.6%
Wheat	2.6%
Heating Oil	2.5%
Coffee	2.3%
Soybean Meal	2.2%
Silver	2.1%
Cotton	1.6%
Nickel	0.9%
Kansas Wheat	0.5%
Feeder Cattle	(1.0)%
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
3

Portfolio Composition - continued
(c)	MFS expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). The Subsidiary’s investments in commodity-linked derivatives are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and the risks of investing in such derivatives, please see the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Consolidated Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.
4

Management Review
Summary of Results
For the twelve months ended October 31, 2021, Class A shares of the MFS Commodity Strategy Fund (fund) provided a total return of 45.84%, at net asset value. This compares with a return of 43.94% for the fund’s benchmark, the Bloomberg Commodity Index.
The fund’s investment adviser expects to gain exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (Subsidiary). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Commodities rallied sharply over the past 12 months as the economic impacts from the pandemic faded, leading to a surge in demand for raw materials. Decreased levels of investment in fossil fuel extraction, owing to environmental factors, along with supply chain bottlenecks, also helped send prices higher.
5

Management Review - continued
Factors Affecting Performance
Over the reporting period, the fund outperformed the Bloomberg Commodity Index, led by its greater-than-benchmark exposure to energy commodities and its lesser exposure to livestock commodities. Additionally, the fund's out-of-benchmark exposure to the commodity swaps curve also supported relative returns.
Conversely, a greater-than-benchmark exposure to both soft and grain commodities further hindered the fund's relative results.
Respectfully,
Portfolio Manager(s)
Philipp Burgener, Alexander Mackey, Benjamin Nastou, and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/02/10	45.84%	5.42%	(2.61)%	N/A
B	8/15/18	44.93%	N/A	N/A	7.65%
C	8/15/18	44.77%	N/A	N/A	7.62%
I	6/02/10	46.19%	5.67%	(2.36)%	N/A
R1	8/15/18	44.91%	N/A	N/A	7.64%
R2	8/15/18	45.58%	N/A	N/A	8.17%
R3	8/15/18	46.03%	N/A	N/A	8.46%
R4	8/15/18	46.27%	N/A	N/A	8.71%
R6	9/04/12	46.24%	5.68%	N/A	(2.51)%
Comparative benchmark(s)

Bloomberg Commodity Index (f)	43.94%	5.17%	(3.04)%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	37.45%	4.18%	(3.18)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	40.93%	N/A	N/A	6.85%
C With CDSC (1% for 12 months) (v)	43.77%	N/A	N/A	7.62%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg Commodity Index(a) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or
8

Performance Summary  - continued
endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	1.14%	$1,000.00	$1,150.82	$6.18
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
B	Actual	1.89%	$1,000.00	$1,146.62	$10.23
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
C	Actual	1.89%	$1,000.00	$1,145.22	$10.22
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
I	Actual	0.89%	$1,000.00	$1,152.21	$4.83
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R1	Actual	1.89%	$1,000.00	$1,146.38	$10.23
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
R2	Actual	1.39%	$1,000.00	$1,149.43	$7.53
	Hypothetical (h)	1.39%	$1,000.00	$1,018.20	$7.07
R3	Actual	1.14%	$1,000.00	$1,150.82	$6.18
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R4	Actual	0.89%	$1,000.00	$1,150.57	$4.82
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R6	Actual	0.79%	$1,000.00	$1,152.21	$4.29
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Consolidated Portfolio of Investments
10/31/21
The Consolidated Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 67.7%
Aerospace & Defense – 0.8%
Boeing Co., 1.167%, 2/04/2023	$1,968,000	$ 1,970,210
Boeing Co., 1.433%, 2/04/2024	3,936,000	3,937,309
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	1,422,000	1,529,117
Raytheon Technologies Corp., 3.65%, 8/16/2023	95,000	99,702
		$7,536,338
Asset-Backed & Securitized – 12.3%
ACREC 2021-FL1 Ltd., “AS”, FLR, 1.585% (LIBOR - 1mo. + 1.5%), 10/16/2036 (i)(n)	$1,812,000	$ 1,812,552
ACREC 2021-FL1 Ltd., “B”, FLR, 1.885% (LIBOR - 1mo. + 1.8%), 10/16/2036 (n)	1,406,000	1,405,995
ACREC 2021-FL1 Ltd., “C”, FLR, 2.235% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	1,129,000	1,130,059
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 1.73% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	252,269	253,055
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	678,000	686,034
Arbor Realty Trust, Inc., CLO, 2019-FL1, “A”, FLR, 1.24% (LIBOR - 1mo. + 1.15%), 5/15/2037 (n)	2,110,500	2,111,106
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 1.59% (LIBOR - 1mo. + 1.5%), 12/15/2035 (n)	375,500	375,616
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.09% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	153,500	153,500
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 1.69% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	571,500	571,154
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 1.94% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	332,000	331,257
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	613,500	612,761
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.715% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	303,000	301,903
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.064% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	250,500	249,290
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 2.474% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	841,004	841,951
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	2,241,667	2,257,425
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 1.731% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,368,365	1,362,431
12

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 2.031% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	$579,877	$ 576,682
Bancorp Commercial Mortgage Trust, 2018-CRE3, “B”, FLR, 1.64% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	623,736	622,100
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 1.59% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	677,212	676,905
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	1,360,019	1,359,238
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.714% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	1,713,302	1,711,372
Bank, 2021-BN35, “XA”, 1.054%, 6/15/2064 (i)	6,158,443	492,402
Barclays Commercial Mortgage Securities LLC, 2021-C11, “XA”, 1.393%, 9/15/2054 (i)	7,515,009	776,525
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.764%, 12/15/2051 (i)(n)	19,485,169	914,772
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.309%, 7/15/2054 (i)	7,413,329	719,585
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.64%, 2/15/2054 (i)	11,470,629	1,376,358
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.277%, 2/15/2054 (i)	12,617,973	1,150,897
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.272%, 7/15/2054 (i)	14,591,292	1,386,689
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.293%, 8/15/2054 (i)	10,312,848	995,719
Benchmark Mortgage Trust, 2021-B29, “XA”, 1.05%, 9/15/2054 (i)(n)	14,935,226	1,130,314
BPCRE Holder LLC, 2021-FL1, “C”, FLR, 1.986% (LIBOR - 1mo. + 1.9%), 2/15/2037 (n)	286,000	285,829
BPCRE Holder LLC, FLR, 1.635% (LIBOR - 1mo. + 1.55%), 2/15/2037 (n)	1,053,500	1,052,863
BSPRT Issuer Ltd., 2018-FL4, “A”, FLR, 2.19% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	1,813,000	1,809,825
BSPRT Issuer Ltd., 2021-FL6, “C”, FLR, 2.14% (LIBOR - 1mo. + 2.05%), 3/15/2036 (n)	485,000	485,000
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	397,383	399,502
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	435,592	437,175
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	89,506	89,868
BXMT Ltd., 2020-FL2, “B”, FLR, 1.564% (LIBOR - 1mo. + 1.4%), 2/15/2038 (n)	1,492,000	1,486,844
BXMT Ltd., 2020-FL2, “A”, FLR, 1.064% (LIBOR - 1mo. + 0.9%), 2/15/2038 (n)	2,317,500	2,313,155
BXMT Ltd., 2021-FL4, “AS”, FLR, 1.386% (LIBOR - 1mo. + 1.3%), 5/15/2038 (n)	2,601,000	2,601,161
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	567,367	575,000
13

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.278%, 5/10/2050 (i)	$11,717,814	$ 582,536
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	371,179	371,169
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	117,486	118,160
Commercial Mortgage Pass-Through Certificates, 2019-BN24,“XA”, 0.645%, 11/15/2062 (i)	9,099,827	426,636
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.336%, 2/15/2054 (i)	11,124,510	1,106,298
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.784%, 4/15/2054 (i)	10,577,790	613,577
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.979%, 6/15/2063 (i)	11,409,943	856,573
Credit Acceptance Auto Loan Trust, 2021-4, “B”, 1.74%, 12/16/2030 (n)	584,000	582,582
Credit Acceptance Auto Loan Trust, 2021-2A, “A”, 0.96%, 2/15/2030 (n)	451,000	449,854
Credit Acceptance Auto Loan Trust, 2021-2A, “B”, 1.26%, 4/15/2030 (n)	250,000	247,860
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	312,000	309,671
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	250,000	248,280
Credit Acceptance Auto Loan Trust, 2021-4, “A” , 1.26%, 10/15/2030 (n)	318,000	317,235
Cutwater Ltd., 2014-1A, “A2R”, FLR, 1.824% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	1,242,930	1,242,946
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.343% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	1,355,930	1,355,952
Dell Equipment Finance Trust, 2020-1, “A2”, 2.26%, 6/22/2022 (n)	228,884	229,750
Dryden Senior Loan Fund, 2017-49A, “BR”, CLO, FLR, 1.722% (LIBOR - 3mo. + 1.6%), 7/18/2030 (n)	1,945,990	1,946,422
Exeter Automobile Receivables Trust, 2019-3A, “C”, 2.79%, 5/15/2024 (n)	1,630,314	1,642,455
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	144,507	144,813
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	510,000	515,539
Flagship CLO, 2014-8A, “BRR”, FLR, 1.522% (LIBOR - 3mo. + 1.4%), 1/16/2026 (n)	555,842	556,308
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	1,172,000	1,185,771
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	902,000	912,968
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	144,981	145,432
GLS Auto Receivables Trust, 2021-3A, “B”, 0.78%, 11/17/2025 (n)	890,384	884,951
14

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
GM Financial Automobile Leasing Trust, 2020-1, “B”, 1.84%, 12/20/2023	$633,000	$ 639,268
GM Financial Automobile Leasing Trust, 2020-1, “C”, 2.04%, 12/20/2023	464,000	468,974
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.206% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	127,487	127,487
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.027%, 5/10/2050 (i)	10,835,580	547,898
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.111%, 8/10/2050 (i)	11,270,199	548,825
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.131%, 5/12/2053 (i)	8,653,845	720,639
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 1.036% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	952,863	952,863
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.936% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	520,414	519,781
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 0.99% (LIBOR - 1mo. + 0.9%), 6/17/2037 (n)	3,044,931	3,046,359
JPMorgan Chase Commercial Mortgage Securities Corp., 1.039%, 9/15/2050 (i)	12,731,813	557,403
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.59% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	1,731,000	1,731,000
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.64% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	577,000	574,115
LoanCore Ltd., 2019-CRE3, “A”, FLR, 1.14% (LIBOR - 1mo. + 1.05%), 4/15/2034 (n)	543,171	541,847
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.46% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,897,200	1,896,060
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.84% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,752,500	1,753,039
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.09% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	741,000	740,999
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.623% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,174,539	2,184,233
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 1.322% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	2,590,000	2,588,700
MF1 Ltd., 2020-FL3, “B”, FLR, 3.914% (LIBOR - 1mo. + 3.75%), 7/15/2035 (z)	205,000	208,008
MF1 Ltd., 2020-FL3, “C”, FLR, 4.664% (LIBOR - 1mo. + 4.5%), 7/15/2035 (z)	293,000	298,735
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, FLR, 2.914% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	2,437,000	2,460,878
15

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2.655%, 2/15/2046	$890,516	$ 897,461
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.266%, 5/15/2050 (i)	9,828,528	526,893
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.343%, 6/15/2050 (i)	4,251,431	229,927
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.854%, 12/15/2051 (i)	16,261,465	829,403
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.301%, 5/15/2054 (i)	9,517,541	892,905
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.239%, 6/15/2054 (i)	8,830,987	753,334
Multi-Family Housing Mortgage, MF1-2021, “B”, FLR, 1.735% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)	3,089,144	3,088,897
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “A”, FLR, 1.039% (LIBOR - 1mo. + 0.95%), 7/25/2025 (n)	391,000	392,850
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “B”, FLR, 1.439% (LIBOR - 1mo. + 1.35%), 7/25/2025 (n)	359,000	361,154
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “C”, FLR, 2.239% (LIBOR - 1mo. + 2.15%), 7/25/2025 (n)	297,000	299,847
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	1,026,000	1,041,553
Oaktree CLO Ltd., 2019-1A, “BR”, FLR, 1.878% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	1,427,638	1,427,635
Oaktree CLO Ltd., 2019-1A, “CR”, FLR, 2.478% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	1,427,638	1,427,634
OCP CLO Ltd., 2015-10A, “A2R”, FLR, 1.424% (LIBOR - 3mo. + 1.3%), 10/26/2027 (n)	2,211,957	2,210,851
OCP CLO Ltd., 2015-10A, “BR2”, 0%, 1/26/2034 (n)(w)	2,250,000	2,250,000
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	1,759,649	1,811,207
PFP III Ltd., 2021-7, “B”, FLR, 1.485% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	604,470	601,868
PFP III Ltd., 2021-7, “C”, FLR, 1.736% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	191,491	190,549
PFP III Ltd., 2021-8, “B”, FLR, 1.587% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)	617,500	617,124
Progress Residential Trust, 2021-SFR1, “B”, 1.303%, 4/17/2038 (n)	248,000	240,972
Progress Residential Trust, 2021-SFR1, “C”, 1.555%, 4/17/2038 (n)	186,000	181,910
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	148,324	150,112
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	190,415	193,042
16

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Shackleton CLO Ltd., 2013-4RA, “B”, FLR, 2.021% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	$722,762	$ 709,822
Shelter Growth CRE, 2021-FL3, “C”, FLR, 2.24% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)	2,649,500	2,649,497
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 1.886% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)	2,295,000	2,295,927
TICP CLO Ltd., 2018-3R, “B”, FLR, 1.482% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	681,356	681,402
TICP CLO Ltd., 2018-3R, “C”, FLR, 1.931% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	1,195,706	1,196,555
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 1.536% (LIBOR - 1mo. + 1.45%), 11/15/2037 (n)	1,914,000	1,913,455
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 1.486% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)	1,305,000	1,305,000
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 1.935% (LIBOR - 1mo. + 1.85%), 3/15/2038 (n)	2,749,000	2,741,286
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.001%, 11/15/2050 (i)	7,830,128	322,139
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.984%, 12/15/2051 (i)	7,902,053	457,848
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	132,433	132,584
		$ 115,005,361
Automotive – 2.4%
Daimler Finance North America LLC, 0.75%, 3/01/2024 (n)	$1,674,000	$ 1,666,923
Ford Motor Credit Co. LLC, 3.087%, 1/09/2023	1,222,000	1,243,018
General Motors Financial Co., 1.7%, 8/18/2023	2,471,000	2,506,898
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	1,251,000	1,262,118
Hyundai Capital America, 2.85%, 11/01/2022 (n)	1,427,000	1,458,218
Hyundai Capital America, 2.375%, 2/10/2023 (n)	723,000	736,818
Hyundai Capital America, 5.75%, 4/06/2023 (n)	2,315,000	2,466,300
Hyundai Capital America, 0.8%, 1/08/2024 (n)	274,000	271,509
Hyundai Capital America, 5.875%, 4/07/2025 (n)	2,322,000	2,637,216
Stellantis Finance US, Inc., 1.711%, 1/29/2027 (n)	1,825,000	1,796,269
Volkswagen Group of America Finance LLC, 4%, 11/12/2021 (n)	977,000	977,991
Volkswagen Group of America Finance LLC, 2.9%, 5/13/2022 (n)	600,000	607,904
Volkswagen Group of America Finance LLC, 3.125%, 5/12/2023 (n)	251,000	259,606
Volkswagen Group of America Finance LLC, 2.85%, 9/26/2024 (n)	1,078,000	1,128,657
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	2,254,000	2,388,515
Volkswagen Group of America Finance LLC, 1.25%, 11/24/2025 (n)	1,559,000	1,534,603
		$22,942,563
17

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp., 0.75%, 3/18/2024	$1,950,000	$ 1,947,084
E*TRADE Financial Corp., 2.95%, 8/24/2022	3,674,000	3,743,281
NASDAQ, Inc., 0.445%, 12/21/2022	1,200,000	1,198,474
National Securities Clearing Corp., 1.2%, 4/23/2023 (n)	600,000	606,219
National Securities Clearing Corp., 0.4%, 12/07/2023 (n)	1,974,000	1,963,525
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	250,000	252,392
National Securities Clearing Corp., 0.75%, 12/07/2025 (n)	3,942,000	3,849,265
		$13,560,240
Business Services – 0.7%
Equinix, Inc., 1.25%, 7/15/2025	$625,000	$ 618,653
Global Payments, Inc., 1.2%, 3/01/2026	2,275,000	2,220,985
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,551,000	1,549,123
Western Union Co., 1.35%, 3/15/2026	2,078,000	2,034,758
		$6,423,519
Cable TV – 0.3%
SES S.A., 3.6%, 4/04/2023 (n)	$2,416,000	$ 2,498,964
Computer Software – 0.2%
Dell International LLC/EMC Corp., 4%, 7/15/2024	$1,285,000	$ 1,376,850
Dell International LLC/EMC Corp., 5.85%, 7/15/2025	471,000	541,339
Infor, Inc., 1.45%, 7/15/2023 (n)	250,000	251,846
		$2,170,035
Computer Software - Systems – 0.4%
Apple, Inc., 1.7%, 9/11/2022	$441,000	$ 446,564
VMware, Inc., 1%, 8/15/2024	1,651,000	1,653,089
VMware, Inc., 1.4%, 8/15/2026	1,277,000	1,257,880
		$3,357,533
Conglomerates – 0.6%
Carrier Global Corp., 2.242%, 2/15/2025	$2,283,000	$ 2,343,745
Roper Technologies, Inc., 2.8%, 12/15/2021	640,000	640,582
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	2,317,000	2,475,200
		$5,459,527
Consumer Products – 0.2%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$2,213,000	$ 2,236,534
Containers – 0.4%
Berry Global, Inc., 0.95%, 2/15/2024	$693,000	$ 688,336
Berry Global, Inc., 1.65%, 1/15/2027	3,191,000	3,121,372
		$3,809,708
18

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Electronics – 0.7%
Broadcom, Inc., 4.7%, 4/15/2025	$690,000	$ 761,815
Broadcom, Inc., 3.15%, 11/15/2025	625,000	659,947
Microchip Technology, Inc., 0.983%, 9/01/2024 (n)	2,971,000	2,940,429
Skyworks Solutions, Inc., 0.9%, 6/01/2023	1,208,000	1,208,170
TSMC Arizona Corp., 1.75%, 10/25/2026	1,173,000	1,179,257
		$6,749,618
Emerging Market Quasi-Sovereign – 0.5%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$1,716,000	$ 1,772,353
DAE Funding LLC (United Arab Emirates), 1.55%, 8/01/2024 (n)	796,000	785,254
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	858,000	921,757
Sinopec Group Overseas Development (2018) Ltd. (People's Republic of China), 1.45%, 1/08/2026 (n)	1,613,000	1,589,721
		$5,069,085
Emerging Market Sovereign – 0.2%
Emirate of Abu Dhabi, 0.75%, 9/02/2023 (n)	$1,671,000	$ 1,671,832
Energy - Independent – 0.3%
Pioneer Natural Resources Co., 0.55%, 5/15/2023	$419,000	$ 417,672
Pioneer Natural Resources Co., 0.75%, 1/15/2024	2,417,000	2,403,101
		$2,820,773
Energy - Integrated – 0.4%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$723,000	$ 812,187
Eni S.p.A., 4%, 9/12/2023 (n)	1,723,000	1,819,419
Exxon Mobil Corp., 1.571%, 4/15/2023	983,000	997,634
		$3,629,240
Financial Institutions – 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$1,964,000	$ 2,113,814
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/2024	1,393,000	1,447,197
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 10/29/2024	1,758,000	1,759,474
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	1,435,000	1,662,797
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	201,000	203,216
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,131,000	1,192,687
Avolon Holdings Funding Ltd., 5.5%, 1/15/2026 (n)	995,000	1,114,686
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	2,801,000	2,769,935
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	858,000	922,043
19

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Century Housing Corp., 3.995%, 11/01/2021	$691,000	$ 691,000
		$13,876,849
Food & Beverages – 0.7%
Constellation Brands, Inc., 4.25%, 5/01/2023	$1,510,000	$ 1,587,731
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	831,000	821,618
JDE Peet's N.V., 1.375%, 1/15/2027 (n)	1,050,000	1,025,247
Mondelez International, Inc., 0.625%, 7/01/2022	3,400,000	3,405,515
		$6,840,111
Food & Drug Stores – 0.6%
7-Eleven, Inc., 0.625%, 2/10/2023 (n)	$3,173,000	$ 3,167,663
7-Eleven, Inc., 0.8%, 2/10/2024 (n)	2,380,000	2,363,633
		$5,531,296
Gaming & Lodging – 1.2%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$1,259,000	$ 1,350,769
Hyatt Hotels Corp., 1.3%, 10/01/2023	2,581,000	2,582,972
Hyatt Hotels Corp., 1.8%, 10/01/2024	2,213,000	2,221,188
Las Vegas Sands Corp., 3.2%, 8/08/2024	1,420,000	1,451,904
Marriott International, Inc., 2.3%, 1/15/2022	2,151,000	2,155,444
Marriott International, Inc., 3.75%, 10/01/2025	509,000	546,187
Sands China Ltd., 3.8%, 1/08/2026	1,030,000	1,035,593
		$11,344,057
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$101,000	$ 101,998
Howard University, Washington D.C., 2.801%, 10/01/2023	111,000	113,910
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	123,000	124,942
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	152,000	153,189
		$494,039
Insurance – 0.6%
AIG Global Funding, 0.8%, 7/07/2023 (n)	$1,522,000	$ 1,525,077
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	1,662,000	1,655,034
Metropolitan Life Global Funding I, 0.4%, 1/07/2024 (n)	2,404,000	2,382,997
		$5,563,108
Insurance - Property & Casualty – 0.3%
Aon PLC, 2.2%, 11/15/2022	$1,193,000	$ 1,212,999
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	1,383,000	1,388,245
		$2,601,244
20

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Internet – 0.3%
Baidu, Inc., 3.875%, 9/29/2023	$2,225,000	$ 2,335,004
Machinery & Tools – 0.4%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,931,000	$ 2,059,949
CNH Industrial Capital LLC, 1.875%, 1/15/2026	497,000	501,201
CNH Industrial N.V., 4.5%, 8/15/2023	1,073,000	1,139,869
		$3,701,019
Major Banks – 8.1%
Bank of Montreal, 2.05%, 11/01/2022	$1,694,000	$ 1,722,245
Barclays PLC, 4.61% to 2/15/2022, FLR (LIBOR - 3mo. + 1.4%) to 2/15/2023	4,665,000	4,718,590
Barclays PLC, 1.007%, 12/10/2024	781,000	780,981
Barclays PLC, 2.852% to 5/07/2025, FLR (LIBOR - 3mo. + 2.452%) to 5/07/2026	759,000	789,731
Credit Agricole, “A”, FLR, 1.551% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	750,000	752,030
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	2,060,000	2,071,293
Credit Suisse Group AG, 4.207% to 6/12/2023, FLR (LIBOR - 3mo. + 1.24%) to 6/12/2024 (n)	410,000	430,495
Deutsche Bank AG, 0.898%, 5/28/2024	844,000	838,273
Deutsche Bank AG, 1.447% to 4/1/2024, FLR (SOFR + 1.131%) to 4/01/2025	3,640,000	3,640,604
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR + 0.789%) to 12/09/2026	1,418,000	1,382,963
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	2,383,000	2,406,495
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	957,000	980,127
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	928,000	939,525
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR + 1.29%) to 5/24/2027	1,060,000	1,041,713
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	2,839,000	2,870,284
JPMorgan Chase & Co., 3.375%, 5/01/2023	1,196,000	1,243,788
JPMorgan Chase & Co., 3.797% to 7/23/2023, FLR (LIBOR - 3mo. + 0.89%) to 7/23/2024	1,506,000	1,582,535
JPMorgan Chase & Co., 1.04% to 2/04/2026, FLR (SOFR + 0.695%) to 2/04/2027	1,903,000	1,848,566
KeyBank N.A., 3.3%, 2/01/2022	772,000	777,933
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	2,006,000	2,037,152
Mitsubishi UFJ Financial Group, Inc., 0.848% to 9/15/2023, FLR (CMT - 1yr. + 0.68%) to 9/15/2024	3,125,000	3,125,463
21

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Mitsubishi UFJ Financial Group, Inc., 0.953%, 7/19/2025	$2,237,000	$ 2,223,579
Mitsubishi UFJ Financial Group, Inc., 0.962% to 10/11/2024, FLR (CMT - 1yr. + 0.45%) to 10/11/2025	1,464,000	1,453,216
Mizuho Financial Group, 0.849% to 9/08/2023, FLR (LIBOR - 3mo. + 0.61%) to 9/08/2024	2,700,000	2,698,742
NatWest Group PLC, 2.359% to 5/22/2023, FLR (CMT - 1yr. + 2.15%) to 5/22/2024	2,485,000	2,541,570
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	2,549,000	2,729,701
Royal Bank of Canada, 0.5%, 10/26/2023	3,500,000	3,485,439
Standard Chartered PLC, 1.319% to 10/14/2022, FLR (CMT - 1yr. + 1.17%) to 10/14/2023 (n)	1,375,000	1,380,910
Standard Chartered PLC, 0.991% to 1/12/2024, FLR (CMT - 1yr. + 0.78%) to 1/12/2025 (n)	2,411,000	2,390,300
Standard Chartered PLC, 1.214% to 3/23/2024, FLR (CMT - 1yr. + 0.88%) to 3/23/2025 (n)	812,000	807,853
State Street Corp., 2.825% to 3/30/2022, FLR (SOFR + 2.69%) to 3/30/2023	483,000	487,690
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	250,000	263,710
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/2024	801,000	794,321
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	1,875,000	1,875,433
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	1,534,000	1,527,842
Toronto-Dominion Bank, 0.25%, 1/06/2023	1,603,000	1,599,335
Toronto-Dominion Bank, 0.75%, 1/06/2026	1,122,000	1,093,872
UBS Group AG, 3.491%, 5/23/2023 (n)	5,533,000	5,620,242
UBS Group AG, 1.008% to 7/30/2023, FLR (CMT - 1yr. + 0.83%) to 7/30/2024 (n)	1,470,000	1,471,629
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	1,297,000	1,311,572
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	1,116,000	1,131,283
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	2,912,000	2,979,777
		$75,848,802
Medical & Health Technology & Services – 0.8%
HCA, Inc., 5%, 3/15/2024	$2,522,000	$ 2,744,856
Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	4,500,000	4,504,861
		$7,249,717
Metals & Mining – 1.0%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)	$801,000	$ 899,370
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	729,000	729,999
Glencore Funding LLC, 3%, 10/27/2022 (n)	610,000	621,925
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,280,000	1,359,830
22

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Glencore Funding LLC, 4.625%, 4/29/2024 (n)	$791,000	$ 853,715
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	3,000,000	2,981,155
Glencore Funding LLC, 1.625%, 4/27/2026 (n)	1,875,000	1,854,246
		$9,300,240
Midstream – 1.0%
Energy Transfer Operating Co., 2.9%, 5/15/2025	$788,000	$ 822,430
Gray Oak Pipeline LLC, 2%, 9/15/2023 (n)	1,624,000	1,649,641
MPLX LP, 3.5%, 12/01/2022	2,416,000	2,484,027
MPLX LP, 3.375%, 3/15/2023	471,000	486,946
Plains All American Pipeline LP, 3.85%, 10/15/2023	750,000	785,177
Western Midstream Operating LP, 4.35%, 2/01/2025	1,209,000	1,266,428
Western Midstream Operating LP, FLR, 2.221% (LIBOR - 3mo. + 0.85%), 1/13/2023	1,727,000	1,714,048
		$9,208,697
Mortgage-Backed – 0.6%
Fannie Mae, 4.5%, 4/01/2024 - 5/01/2025	$71,690	$ 74,900
Fannie Mae, 3%, 12/01/2031	347,110	368,662
Fannie Mae, 2%, 5/25/2044	446,385	449,630
Freddie Mac, 0.882%, 4/25/2024	100,930	1,872
Freddie Mac, 4%, 7/01/2025	75,392	79,725
Freddie Mac, 1.582%, 4/25/2030	6,408,703	733,984
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	3,096,816	3,271,984
Freddie Mac, 2%, 7/15/2042	565,783	577,340
		$5,558,097
Municipals – 2.0%
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022	$785,000	$ 790,138
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	555,000	562,317
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.486%, 11/01/2022	255,000	257,437
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.605%, 11/01/2023	305,000	308,825
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 0.75%, 8/15/2050 (n)	3,045,000	3,048,921
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.128%, 1/01/2023	430,000	438,254
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.225%, 1/01/2024	1,030,000	1,058,207
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 1.904%, 7/01/2023	115,000	116,962
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.156%, 7/01/2024	320,000	327,711
23

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.306%, 7/01/2025	$250,000	$ 256,940
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	315,000	326,482
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	1,008,574	1,037,119
New Jersey Economic Development Authority Rev., School Facilities Construction, “HHH”, 3.75%, 9/01/2022 (n)	3,650,000	3,742,131
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	3,058,000	3,031,274
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.384%, 6/15/2022	460,000	465,282
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.551%, 6/15/2023	475,000	487,940
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.631%, 6/15/2024	450,000	466,167
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	1,635,000	1,650,075
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	695,000	702,655
		$19,074,837
Natural Gas - Distribution – 0.3%
CenterPoint Energy Resources Corp., 0.7%, 3/02/2023	$2,491,000	$ 2,484,047
Natural Gas - Pipeline – 0.5%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$4,308,000	$ 4,645,704
Network & Telecom – 0.6%
AT&T, Inc., 0.9%, 3/25/2024	$4,742,000	$ 4,742,437
Verizon Communications, Inc., 0.75%, 3/22/2024	930,000	927,447
		$5,669,884
Oil Services – 0.0%
Halliburton Co., 3.8%, 11/15/2025	$152,000	$ 165,597
Oils – 0.4%
Marathon Petroleum Corp., 4.75%, 12/15/2023	$1,684,000	$ 1,807,901
Valero Energy Corp., 1.2%, 3/15/2024	1,400,000	1,400,389
Valero Energy Corp., 3.4%, 9/15/2026	748,000	799,670
		$4,007,960
Other Banks & Diversified Financials – 2.2%
Banque Federative du Credit Mutuel, 0.65%, 2/27/2024 (n)	$3,117,000	$ 3,092,335
BBVA USA, 2.875%, 6/29/2022	2,542,000	2,579,608
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	1,122,000	1,167,421
24

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Groupe BPCE S.A., 4%, 9/12/2023 (n)	$1,193,000	$ 1,259,146
Groupe BPCE S.A., FLR, 1.354% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	1,193,000	1,214,028
Macquarie Group Ltd., 1.201% to 10/14/2024, FLR (SOFR + 0.694%) to 10/14/2025 (n)	2,522,000	2,507,044
Macquarie Group Ltd., 1.34% to 1/12/2026, FLR (SOFR + 1.069%) to 1/12/2027 (n)	2,132,000	2,093,391
National Bank of Canada, 2.15%, 10/07/2022 (n)	1,305,000	1,325,810
National Bank of Canada, 0.9% to 8/15/2022, FLR (CMT - 1yr. + 0.77%) to 8/15/2023	1,723,000	1,726,883
National Bank of Canada, 0.55%, 11/15/2024	1,562,000	1,551,192
SunTrust Banks, Inc., 2.8%, 5/17/2022	1,884,000	1,905,076
UBS AG, 1.75%, 4/21/2022 (n)	395,000	397,020
		$20,818,954
Personal Computers & Peripherals – 0.0%
Equifax, Inc., 2.6%, 12/15/2025	$223,000	$ 232,445
Pharmaceuticals – 0.8%
AbbVie, Inc., 2.15%, 11/19/2021	$1,193,000	$ 1,194,022
AbbVie, Inc., 3.45%, 3/15/2022	2,322,000	2,336,293
Royalty Pharma PLC, 0.75%, 9/02/2023	2,468,000	2,462,808
Viatris, Inc., 1.125%, 6/22/2022	1,763,000	1,769,095
		$7,762,218
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026	$1,172,000	$ 1,191,737
Retailers – 0.6%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,506,000	$ 1,551,938
Kohl's Corp., 9.5%, 5/15/2025	2,962,000	3,707,018
		$5,258,956
Specialty Stores – 0.2%
Nordstrom, Inc., 2.3%, 4/08/2024	$928,000	$ 932,547
Ross Stores, Inc., 0.875%, 4/15/2026	1,034,000	1,007,069
		$1,939,616
Telecommunications - Wireless – 0.6%
American Tower Corp., REIT, 2.25%, 1/15/2022	$1,525,000	$ 1,530,549
Crown Castle International Corp., 3.15%, 7/15/2023	680,000	706,431
Crown Castle International Corp., 1.35%, 7/15/2025	546,000	543,735
T-Mobile USA, Inc., 3.5%, 4/15/2025	2,676,000	2,854,064
		$5,634,779
25

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Tobacco – 0.4%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$1,631,000	$ 1,715,125
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	755,000	767,391
Philip Morris International, Inc., 1.125%, 5/01/2023	805,000	812,256
		$3,294,772
Transportation - Services – 0.9%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$5,491,000	$ 5,528,320
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	1,087,000	1,123,424
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	762,000	815,954
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	762,000	824,584
		$8,292,282
U.S. Treasury Obligations – 17.3%
U.S. Treasury Notes, 0.125%, 10/15/2023	$116,159,000	$ 115,338,008
U.S. Treasury Notes, 1.5%, 11/30/2024	45,905,000	46,889,447
		$ 162,227,455
Utilities - Electric Power – 1.8%
CenterPoint Energy, Inc., 1.45%, 6/01/2026	$1,715,000	$ 1,696,068
Emera U.S. Finance LP, 0.833%, 6/15/2024 (n)	1,181,000	1,166,730
FirstEnergy Corp., 4.75%, 3/15/2023	1,635,000	1,694,203
FirstEnergy Corp., 2.05%, 3/01/2025	1,344,000	1,348,032
FirstEnergy Corp., 1.6%, 1/15/2026	818,000	805,796
NextEra Energy Capital Holdings, Inc., 2.9%, 4/01/2022	1,411,000	1,425,558
NextEra Energy, Inc., 0.65%, 3/01/2023	1,950,000	1,952,193
Pacific Gas & Electric Co., 1.75%, 6/16/2022	714,000	712,288
Pacific Gas & Electric Co., 1.367%, 3/10/2023	764,000	761,406
Pacific Gas & Electric Co., 3%, 6/15/2028	592,000	596,567
Pacific Gas & Electric Co., FLR, 1.5% (LIBOR - 3mo. + 1.375%), 11/15/2021	3,118,000	3,118,289
Southern California Edison Co., 1.2%, 2/01/2026	750,000	739,816
WEC Energy Group, Inc., 0.8%, 3/15/2024	1,138,000	1,134,009
		$17,150,955
Total Bonds (Identified Cost, $631,184,989)		$ 634,245,348
Investment Companies (h) – 14.3%
Money Market Funds – 14.3%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $133,812,612)	133,814,176	$ 133,814,176
26

Consolidated Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Short-Term Obligations (s)(y) – 2.6%
Fannie Mae, 0%, due 11/01/2021	$6,121,000	$ 6,121,000
Freddie Mac, 0%, due 11/01/2021	18,521,000	18,521,000
Total Short-Term Obligations (Identified Cost, $24,642,000)		$ 24,642,000

Other Assets, Less Liabilities – 15.4%		144,140,736
Net Assets – 100.0%		$ 936,842,260

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $133,814,176 and $658,887,348, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $218,684,141, representing 23.3% of net assets.
(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(y)	The rate quoted is the annualized one-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
MF1 Ltd., 2020-FL3, “B”, FLR, 3.914% (LIBOR - 1mo. + 3.75%), 7/15/2035	6/12/2020	$205,000	$208,008
MF1 Ltd., 2020-FL3, “C”, FLR, 4.664% (LIBOR - 1mo. + 4.5%), 7/15/2035	6/12/2020	293,000	298,735
Total Restricted Securities			$506,743
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
BCOMBOTR	Bloomberg Soybean Oil Subindex Total Return, this index is composed of futures contracts on soybean oil.
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
27

Consolidated Portfolio of Investments – continued
BCOMCNTR	Bloomberg Corn Subindex Total Return, this index is composed of futures contracts on corn. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index is composed of futures contracts on brent crude.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.
BCOMFCT	Bloomberg Feeder Cattle Subindex Total Return, this index is comprised of futures contracts on feeder cattle. It is quoted in USD.
BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMKCTR	Bloomberg Coffee Subindex Total Return, this index is composed of futures contracts on coffee. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMLHTR	Bloomberg Lean Hogs Subindex Total Return, this index is composed of futures contracts on lean hogs. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMNITR	Bloomberg Nickel Subindex Total Return, this index is a single commodity subindex of the Bloomberg CI composed of futures contracts on Nickel. It reflects the return of underlying commodity futures price movements only. It is quoted in USD.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSITR	Bloomberg Silver Subindex Total Return, this index is composed of futures contracts on silver.
BCOMTR	Bloomberg Commodity Index Total Return
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
MLCILPRT	Merrill Lynch International Bloomberg Commodity Index Total Return
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
28

Consolidated Portfolio of Investments – continued
Derivative Contracts at 10/31/21
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Total Return Swaps
12/09/21	USD	7,946,363 (Short)	Citibank N.A.	3 month T-Bill + 0.04%	BCOMCLTR (floating rate)	$461	$—	$461
2/11/22	USD	11,090,843 (Short)	Merrill Lynch International	3 month T-Bill + 0.05%	BCOMKCTR (floating rate)	712	—	712
3/11/22	USD	9,587,247 (Short)	Morgan Stanley	3 month T-Bill + 0.05%	BCOMFCT (floating rate)	639	—	639
4/20/22	USD	9,912,187 (Short)	Merrill Lynch International	3 month T-Bill + 0.05%	BCOMKWT (floating rate)	623	—	623
5/27/22	USD	12,096,465 (Short)	Morgan Stanley	3 month T-Bill + 0.02%	BCOMNITR (floating rate)	489	—	489
8/31/22	USD	6,630,285 (Short)	Merrill Lynch International	3 month T-Bill + 0.03%	BCOMSITR (floating rate)	316	—	316
11/30/22	USD	12,000,000 (Short)	Goldman Sachs International	3 month T-Bill + 0.045%	BCOMGCTR (floating rate)	124,502	—	124,502
						$127,742	$—	$127,742
Liability Derivatives
Total Return Swaps
12/09/21	USD	7,787,224 (Long)	Morgan Stanley	BCOMCNTR (floating rate)	3 month T-Bill + 0.08%	$(672)	$—	$(672)
1/28/22	USD	20,149,496 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(1,952)	—	(1,952)
2/18/22	USD	23,466,844 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(2,454)	—	(2,454)
2/18/22	USD	7,748,611 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(751)	—	(751)
3/11/22	USD	25,666,729 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(2,688)	—	(2,688)
29

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Total Return Swaps - continued
3/11/22	USD	26,950,066 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	$(2,821)	$—	$(2,821)
4/20/22	USD	19,605,109 (Long)	JPMorgan Chase Bank N.A.	BCOMCOT (floating rate)	3 month T-Bill + 0.08%	(502)	—	(502)
4/28/22	USD	6,343,272 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(661)	—	(661)
4/28/22	USD	36,162,815 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(3,503)	—	(3,503)
4/28/22	USD	11,396,012 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(1,547)	—	(1,547)
5/27/22	USD	88,504,504 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(9,267)	—	(9,267)
5/27/22	USD	9,844,904 (Long)	Merrill Lynch International	BCOMLHTR (floating rate)	3 month T-Bill + 0.075%	(966)	—	(966)
5/27/22	USD	15,998,334 (Long)	Merrill Lynch International	BCOMCLTR (floating rate)	3 month T-Bill + 0.06%	(1,092)	—	(1,092)
6/17/22	USD	34,240,172 (Long)	Citibank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(3,583)	—	(3,583)
6/17/22	USD	34,240,172 (Long)	Goldman Sachs International	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(3,583)	—	(3,583)
6/17/22	USD	31,659,126 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(2,575)	—	(2,575)
6/17/22	USD	34,240,172 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(3,583)	—	(3,583)
8/26/22	USD	123,435,456 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.14%	(16,743)	—	(16,743)
8/26/22	USD	5,827,967 (Long)	Merrill Lynch International	BCOMBOTR (floating rate)	3 month T-Bill + 0.12%	(690)	—	(690)
30

Consolidated Portfolio of Investments – continued
Uncleared Swap Agreements - continued
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive (Monthly)	Cash Flows to Pay (Monthly)	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives - continued
Total Return Swaps - continued
8/31/22	USD	20,566,878 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	$(2,630)	$—	$(2,630)
8/31/22	USD	23,802,877 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(2,489)	—	(2,489)
8/31/22	USD	16,202,848 (Long)	Merrill Lynch International	BCOMTR (floating rate)	3 month T-Bill + 0.08%	(1,443)	—	(1,443)
9/30/22	USD	5,234,637 (Long)	Goldman Sachs International	BCOMCNTR (floating rate)	3 month T-Bill + 0.13%	(648)	—	(648)
10/21/22	USD	119,712,929 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(15,309)	—	(15,309)
10/21/22	USD	19,071,762 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(1,552)	—	(1,552)
11/04/22	USD	8,475,177 (Long)	Merrill Lynch International	BCOMNGTR (floating rate)	3 month T-Bill + 0.06%	(651)	—	(651)
11/04/22	USD	9,581,133 (Long)	JPMorgan Chase Bank N.A.	BCOMRBTR (floating rate)	3 month T-Bill + 0.08%	(791)	—	(791)
11/30/22	USD	12,916,800 (Long)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	3 month T-Bill + 0.10%	(1,366)	—	(1,366)
11/30/22	USD	36,888,264 (Long)	Merrill Lynch International	MLCILPRT (a) (floating rate)	3 month T-Bill + 0.13%	(4,640)	—	(4,640)
11/30/22	USD	49,181,462 (Long)	Goldman Sachs International	BCOMTR (floating rate)	3 month T-Bill + 0.09%	(818,538)	—	(818,538)
11/30/22	USD	98,363,035 (Long)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.07%	(1,636,965)	—	(1,636,965)
11/30/22	USD	23,607,088 (Long)	Citibank N.A.	BCOMTR (floating rate)	3 month T-Bill + 0.10%	(392,912)	—	(392,912)
						$(2,939,567)	$—	$(2,939,567)
31

Consolidated Portfolio of Investments – continued
At October 31, 2021, the fund had cash collateral of $53,099,421 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Consolidated Statement of Assets and Liabilities are comprised of cash collateral.
(a)	The Merrill Lynch MLCILPRT Commodity Index, the components of which are not publicly available, seeks to provide exposure to a diversified group of commodities. Through its investment in the swap, the fund has indirect exposure to the following positions that compose the MLCILPRT:

Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $11,396,012*	Notional Amount: $123,435,456*	Notional Amount: $20,566,878*	Notional Amount: $119,712,929*	Notional Amount: $36,888,264*
Long Futures Contracts
Aluminum- Jan 2022	4.4%	501,425	5,431,160	904,943	5,267,369	1,623,084
Brent- Jan 2022	2.2%	250,712	2,715,580	452,471	2,633,684	811,542
Brent- Mar 2022	5.9%	672,365	7,282,692	1,213,446	7,063,063	2,176,408
Coffee- Mar 2022	2.7%	307,692	3,332,757	555,306	3,232,249	995,983
Coffee- Dec 2021	1.0%	113,960	1,234,355	205,669	1,197,129	368,883
Copper Comex- Mar 2022	3.6%	410,256	4,443,676	740,408	4,309,665	1,327,978
Copper Comex- Dec 2021	1.3%	148,148	1,604,661	267,369	1,556,268	479,547
Corn- Mar 2022	3.7%	421,652	4,567,112	760,974	4,429,378	1,364,866
Corn- Dec 2021	1.3%	148,148	1,604,661	267,369	1,556,268	479,547
Cotton- Mar 2022	1.2%	136,752	1,481,225	246,803	1,436,555	442,659
Cotton- Dec 2021	0.5%	56,980	617,177	102,834	598,565	184,441
Gasoil- Jan 2022	3.3%	376,068	4,073,370	678,707	3,950,527	1,217,313
Gasoline RBOB- Jan 2022	2.6%	296,296	3,209,322	534,739	3,112,536	959,095
Gold- Feb 2022	7.8%	888,889	9,627,966	1,604,216	9,337,608	2,877,285
Gold- Dec 2021	2.8%	319,088	3,456,193	575,873	3,351,962	1,032,871
Heating Oil- Jan 2022	2.6%	296,296	3,209,322	534,739	3,112,536	959,095
Kansas Wheat- Mar 2022	1.2%	136,752	1,481,225	246,803	1,436,555	442,659
Kansas Wheat- Dec 2021	0.4%	45,584	493,742	82,268	478,852	147,553
Lean Hogs- Feb 2022	1.1%	125,356	1,357,790	226,236	1,316,842	405,771
Lean Hogs- Dec 2021	0.4%	45,584	493,742	82,268	478,852	147,553
Live Cattle- Feb 2022	2.6%	296,296	3,209,322	534,739	3,112,536	959,095
Live Cattle- Dec 2021	0.9%	102,564	1,110,919	185,102	1,077,416	331,994
Natural Gas- Jan 2022	12.7%	1,447,297	15,676,303	2,611,993	15,203,543	4,684,809
32

Consolidated Portfolio of Investments – continued
Referenced Commodity Futures Contracts	% of Notional	Notional Amount: $11,396,012*	Notional Amount: $123,435,456*	Notional Amount: $20,566,878*	Notional Amount: $119,712,929*	Notional Amount: $36,888,264*
Nickel- Jan 2022	2.3%	262,108	2,839,015	473,038	2,753,397	848,430
Silver- Mar 2022	2.2%	250,712	2,715,580	452,471	2,633,684	811,542
Silver- Dec 2021	0.8%	91,168	987,484	164,535	957,703	295,106
Soybean Meal- Jan 2022	2.1%	239,316	2,592,145	431,904	2,513,972	774,654
Soybean Oil- Jan 2022	3.5%	398,860	4,320,241	719,841	4,189,953	1,291,089
Soybeans- Jan 2022	4.2%	478,633	5,184,289	863,809	5,027,943	1,549,307
Sugar- Mar 2022	2.9%	330,484	3,579,628	596,439	3,471,675	1,069,760
Wheat- Mar 2022	2.0%	227,920	2,468,709	411,338	2,394,259	737,765
Wheat- Dec 2021	0.7%	79,772	864,048	143,968	837,991	258,218
WTI- Jan 2022	10.1%	1,150,999	12,466,981	2,077,254	12,091,006	3,725,714
Zinc- Jan 2022	3.0%	341,880	3,703,064	617,006	3,591,388	1,106,648
	100.0%	11,396,012	123,435,456	20,566,878	119,712,929	36,888,264
* The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
See Notes to Consolidated Financial Statements
33

Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $655,826,989)	$658,887,348
Investments in affiliated issuers, at value (identified cost, $133,812,612)	133,814,176
Cash	76,756,531
Restricted cash for
Uncleared swaps	53,099,421
Receivables for
Due from uncleared swap brokers	21,945,007
Investments sold	1,785,650
Fund shares sold	91,554
Interest	2,565,140
Uncleared swaps, at value	127,742
Total assets	$949,072,569
Liabilities
Payables for
Due to uncleared swap brokers	$6,583,721
Fund shares reacquired	221,462
When-issued investments purchased	2,250,000
Uncleared swaps, at value	2,939,567
Payable to affiliates
Investment adviser	76,403
Administrative services fee	1,470
Shareholder servicing costs	3,755
Distribution and service fees	280
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	153,638
Total liabilities	$12,230,309
Net assets	$936,842,260
Net assets consist of
Paid-in capital	$1,036,667,858
Total distributable earnings (loss)	(99,825,598)
Net assets	$936,842,260
Shares of beneficial interest outstanding	133,023,425
34

Consolidated Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,920,537	700,945	$7.02
Class B	98,324	14,124	6.96
Class C	1,095,195	157,730	6.94
Class I	6,029,169	856,278	7.04
Class R1	63,363	9,089	6.97
Class R2	64,389	9,194	7.00
Class R3	64,909	9,248	7.02
Class R4	65,433	9,302	7.03
Class R6	924,440,941	131,257,515	7.04

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.45 [100 / 94.25 x $7.02]. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Consolidated Financial Statements
35

Consolidated Financial Statements
Consolidated Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$10,494,474
Dividends from affiliated issuers	63,015
Other	98
Total investment income	$10,557,587
Expenses
Management fee	$6,308,534
Distribution and service fees	16,143
Shareholder servicing costs	8,693
Administrative services fee	118,576
Independent Trustees' compensation	14,060
Custodian fee	55,397
Shareholder communications	10,722
Audit and tax fees	85,925
Legal fees	13,051
Miscellaneous	210,210
Total expenses	$6,841,311
Reduction of expenses by investment adviser	(103,104)
Net expenses	$6,738,207
Net investment income (loss)	$3,819,380
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,394,710
Swap agreements	319,888,673
Foreign currency	8
Net realized gain (loss)	$321,283,391
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,511,367)
Swap agreements	(3,595,225)
Net unrealized gain (loss)	$(8,106,592)
Net realized and unrealized gain (loss)	$313,176,799
Change in net assets from operations	$316,996,179
See Notes to Consolidated Financial Statements
36

Financial Statements
Consolidated Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$3,819,380	$8,114,426
Net realized gain (loss)	321,283,391	(47,431,141)
Net unrealized gain (loss)	(8,106,592)	4,401,947
Change in net assets from operations	$316,996,179	$(34,914,768)
Total distributions to shareholders	$(7,000,067)	$(12,000,292)
Change in net assets from fund share transactions	$(64,757,668)	$112,287,878
Total change in net assets	$245,238,444	$65,372,818
Net assets
At beginning of period	691,603,816	626,230,998
At end of period	$936,842,260	$691,603,816
See Notes to Consolidated Financial Statements
37

Consolidated Financial Statements
Consolidated Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$4.85	$5.32	$5.65	$6.00	$5.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.04	$0.10	$0.07	$0.03(c)
Net realized and unrealized gain (loss)	2.21	(0.42)	(0.27)	(0.25)	0.10
Total from investment operations	$2.21	$(0.38)	$(0.17)	$(0.18)	$0.13
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.09)	$(0.16)	$(0.17)	$(0.02)
Net asset value, end of period (x)	$7.02	$4.85	$5.32	$5.65	$6.00
Total return (%) (r)(s)(t)(x)	45.84	(7.24)	(2.96)	(2.98)	2.25(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.13	1.10	1.09	1.06(c)
Expenses after expense reductions (f)	1.14	1.12	1.09	1.08	1.05(c)
Net investment income (loss)	0.07	0.94	1.86	1.22	0.58(c)
Portfolio turnover	28	57	64	72	51
Net assets at end of period (000 omitted)	$4,921	$1,041	$321	$63	$49
See Notes to Consolidated Financial Statements
38

Consolidated Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$4.81	$5.28	$5.64	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	2.20	(0.43)	(0.26)	(0.09)
Total from investment operations	$2.16	$(0.42)	$(0.20)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.05)	$(0.16)	$—
Net asset value, end of period (x)	$6.96	$4.81	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	44.93	(8.10)	(3.68)	(1.23)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.87	1.84	1.94(a)
Expenses after expense reductions (f)	1.88	1.86	1.83	1.93(a)
Net investment income (loss)	(0.65)	0.23	1.13	1.34(a)
Portfolio turnover	28	57	64	72
Net assets at end of period (000 omitted)	$98	$60	$48	$52

Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$4.80	$5.28	$5.64	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	2.19	(0.43)	(0.27)	(0.09)
Total from investment operations	$2.15	$(0.42)	$(0.21)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.06)	$(0.15)	$—
Net asset value, end of period (x)	$6.94	$4.80	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	44.77	(8.07)	(3.69)	(1.23)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	1.88	1.84	1.94(a)
Expenses after expense reductions (f)	1.88	1.87	1.83	1.93(a)
Net investment income (loss)	(0.66)	0.20	1.12	1.41(a)
Portfolio turnover	28	57	64	72
Net assets at end of period (000 omitted)	$1,095	$435	$93	$49
See Notes to Consolidated Financial Statements
39

Consolidated Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$4.86	$5.32	$5.65	$6.00	$5.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.06	$0.11	$0.09	$0.05(c)
Net realized and unrealized gain (loss)	2.21	(0.42)	(0.26)	(0.25)	0.09
Total from investment operations	$2.23	$(0.36)	$(0.15)	$(0.16)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.18)	$(0.19)	$(0.04)
Net asset value, end of period (x)	$7.04	$4.86	$5.32	$5.65	$6.00
Total return (%) (r)(s)(t)(x)	46.19	(6.90)	(2.75)	(2.73)	2.32(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.84	0.85	0.82(c)
Expenses after expense reductions (f)	0.89	0.88	0.83	0.84	0.81(c)
Net investment income (loss)	0.30	1.17	2.13	1.45	0.83(c)
Portfolio turnover	28	57	64	72	51
Net assets at end of period (000 omitted)	$6,029	$500	$135	$48	$49

Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$4.81	$5.28	$5.64	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.01	$0.06	$0.02
Net realized and unrealized gain (loss)	2.20	(0.43)	(0.27)	(0.09)
Total from investment operations	$2.16	$(0.42)	$(0.21)	$(0.07)
Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.15)	$—
Net asset value, end of period (x)	$6.97	$4.81	$5.28	$5.64
Total return (%) (r)(s)(t)(x)	44.91	(8.08)	(3.69)	(1.23)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.87	1.84	1.94(a)
Expenses after expense reductions (f)	1.88	1.86	1.83	1.93(a)
Net investment income (loss)	(0.63)	0.26	1.14	1.35(a)
Portfolio turnover	28	57	64	72
Net assets at end of period (000 omitted)	$63	$44	$48	$49
See Notes to Consolidated Financial Statements
40

Consolidated Financial Highlights – continued
Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$4.83	$5.30	$5.65	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.04	$0.09	$0.02
Net realized and unrealized gain (loss)	2.20	(0.44)	(0.27)	(0.08)
Total from investment operations	$2.19	$(0.40)	$(0.18)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.07)	$(0.17)	$—
Net asset value, end of period (x)	$7.00	$4.83	$5.30	$5.65
Total return (%) (r)(s)(t)(x)	45.58	(7.59)	(3.31)	(1.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.37	1.34	1.44(a)
Expenses after expense reductions (f)	1.38	1.36	1.33	1.43(a)
Net investment income (loss)	(0.13)	0.75	1.64	1.86(a)
Portfolio turnover	28	57	64	72
Net assets at end of period (000 omitted)	$64	$44	$48	$49

Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$4.84	$5.31	$5.65	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.05	$0.10	$0.03
Net realized and unrealized gain (loss)	2.20	(0.43)	(0.27)	(0.09)
Total from investment operations	$2.21	$(0.38)	$(0.17)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.09)	$(0.17)	$—
Net asset value, end of period (x)	$7.02	$4.84	$5.31	$5.65
Total return (%) (r)(s)(t)(x)	46.03	(7.34)	(3.03)	(1.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.12	1.09	1.19(a)
Expenses after expense reductions (f)	1.13	1.11	1.08	1.18(a)
Net investment income (loss)	0.12	1.00	1.89	2.10(a)
Portfolio turnover	28	57	64	72
Net assets at end of period (000 omitted)	$65	$44	$48	$49
See Notes to Consolidated Financial Statements
41

Consolidated Financial Highlights – continued
Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18(i)
Net asset value, beginning of period	$4.85	$5.32	$5.65	$5.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.06	$0.11	$0.03
Net realized and unrealized gain (loss)	2.21	(0.43)	(0.26)	(0.09)
Total from investment operations	$2.23	$(0.37)	$(0.15)	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.18)	$—
Net asset value, end of period (x)	$7.03	$4.85	$5.32	$5.65
Total return (%) (r)(s)(t)(x)	46.27	(7.09)	(2.75)	(1.05)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.87	0.84	0.94(a)
Expenses after expense reductions (f)	0.88	0.86	0.83	0.93(a)
Net investment income (loss)	0.37	1.25	2.14	2.35(a)
Portfolio turnover	28	57	64	72
Net assets at end of period (000 omitted)	$65	$45	$48	$49

Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$4.86	$5.33	$5.65	$6.00	$5.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.06	$0.11	$0.09	$0.05(c)
Net realized and unrealized gain (loss)	2.20	(0.43)	(0.25)	(0.25)	0.09
Total from investment operations	$2.23	$(0.37)	$(0.14)	$(0.16)	$0.14
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.18)	$(0.19)	$(0.04)
Net asset value, end of period (x)	$7.04	$4.86	$5.33	$5.65	$6.00
Total return (%) (r)(s)(t)(x)	46.24	(7.06)	(2.57)	(2.74)	2.32(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.83	0.83	0.84	0.81(c)
Expenses after expense reductions (f)	0.80	0.82	0.82	0.83	0.80(c)
Net investment income (loss)	0.46	1.28	2.15	1.46	0.83(c)
Portfolio turnover	28	57	64	72	51
Net assets at end of period (000 omitted)	$924,441	$689,390	$625,443	$587,864	$591,976

See Notes to Consolidated Financial Statements
42

Consolidated Financial Highlights – continued
(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class B, Class C, Class R1, Class R2, Class R3, and Class R4, the period is from the class inception, August 15, 2018, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Consolidated Financial Statements
43

Notes to Consolidated Financial Statements
(1) Business and Organization
MFS Commodity Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
Principles of Consolidation — The fund gains exposure to the commodities markets by investing a portion of the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing directly in commodity-linked futures, options, and swaps. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2021, the Subsidiary’s net assets were $167,034,011, which represented 17.8% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.
General — The preparation of Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these Consolidated Financial Statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the Consolidated Financial Statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may
44

Notes to Consolidated Financial Statements  - continued
result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.
Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.
In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
45

Notes to Consolidated Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as swap agreements. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:
46

Notes to Consolidated Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$162,227,455	$—	$162,227,455
Non - U.S. Sovereign Debt	—	6,740,917	—	6,740,917
Municipal Bonds	—	19,074,837	—	19,074,837
U.S. Corporate Bonds	—	185,181,965	—	185,181,965
Residential Mortgage-Backed Securities	—	10,499,982	—	10,499,982
Commercial Mortgage-Backed Securities	—	46,933,309	—	46,933,309
Asset-Backed Securities (including CDOs)	—	63,130,167	—	63,130,167
Foreign Bonds	—	140,456,716	—	140,456,716
Short-Term Securities	—	24,642,000	—	24,642,000
Mutual Funds	133,814,176	—	—	133,814,176
Total	$133,814,176	$658,887,348	$—	$792,701,524
Other Financial Instruments
Swap Agreements – Assets	$—	$127,742	$—	$127,742
Swap Agreements – Liabilities	—	(2,939,567)	—	(2,939,567)
For further information regarding security characteristics, see the Consolidated Portfolio of Investments.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2021 as reported in the Consolidated Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Commodity	Total Return Swaps	$127,742	$(2,939,567)
47

Notes to Consolidated Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2021 as reported in the Consolidated Statement of Operations:
Risk	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$ 703,105	$ —
Commodity	319,185,568	—
Credit	—	(151,597)
Total	$319,888,673	$(151,597)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2021 as reported in the Consolidated Statement of Operations:
Risk	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$ (930,038)	$ —
Commodity	(2,665,187)	—
Credit	—	(369,962)
Total	$(3,595,225)	$(369,962)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or
48

Notes to Consolidated Financial Statements  - continued
delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2021:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Swaps, at value	$127,742	$(2,939,567)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Consolidated Statement of Assets & Liabilities	$127,742	$(2,939,567)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$127,742	$(2,939,567)
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2021:
		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Citibank N.A.	$461	$(461)	$—	$—	$—
Goldman Sachs International	124,502	(124,502)	—	—	—
Merrill Lynch International	1,651	(1,651)	—	—	—
Morgan Stanley	1,128	(672)	—	—	456
Total	$127,742	$(127,286)	$—	$—	$456
49

Notes to Consolidated Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2021:
		Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(396,495)	$461	$—	$396,034	$—
Goldman Sachs International	(840,312)	124,502	—	715,810	—
JPMorgan Chase Bank N.A.	(1,656,378)	—	—	1,656,378	—
Merrill Lynch International	(45,710)	1,651	—	44,059	—
Morgan Stanley	(672)	672	—	—	—
Total	$(2,939,567)	$127,286	$—	$2,812,281	$—
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
50

Notes to Consolidated Financial Statements  - continued
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Consolidated Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Consolidated Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Consolidated Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Consolidated Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
51

Notes to Consolidated Financial Statements  - continued
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from uncleared swap brokers” or “Due to uncleared swap brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
52

Notes to Consolidated Financial Statements  - continued
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased in the Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
53

Notes to Consolidated Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to treating the Subsidiary as a separate holding for tax purposes instead of a consolidated entity and amortization and accretion of debt securities.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$7,000,067	$12,000,292
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$1,204,219,082
Gross appreciation	2,902,080
Gross depreciation	(417,231,463)
Net unrealized appreciation (depreciation)	$ (414,329,383)
Undistributed ordinary income	320,604,833
Capital loss carryforwards	(95,100,554)
Other temporary differences	88,999,506
Total distributable earnings (loss)	$ (99,825,598)
As of October 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(74,894,518)
Long-Term	(20,206,036)
Total	$(95,100,554)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to
54

Notes to Consolidated Financial Statements  - continued
differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$9,339	$5,752
Class B	98	415
Class C	570	1,006
Class I	4,956	2,528
Class R1	—	421
Class R2	208	659
Class R3	315	779
Class R4	424	899
Class R6	6,984,157	11,987,833
Total	$7,000,067	$12,000,292
(3) Transactions with Affiliates
Investment Adviser — The fund and the Subsidiary have investment advisory agreements with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
The Subsidiary does not pay a management fee to MFS.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $103,104, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,959 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
55

Notes to Consolidated Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 6,864
Class B	0.75%	0.25%	1.00%	1.00%	828
Class C	0.75%	0.25%	1.00%	1.00%	7,498
Class R1	0.75%	0.25%	1.00%	1.00%	541
Class R2	0.25%	0.25%	0.50%	0.50%	274
Class R3	—	0.25%	0.25%	0.25%	138
Total Distribution and Service Fees					$16,143
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended October 31, 2021.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$284
Class B	—
Class C	1
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $685, which equated to 0.0001% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $8,008.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
56

Notes to Consolidated Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0141% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 8,931 shares of Class A for an aggregate amount of $55,192.
At October 31, 2021, MFS held approximately 64% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $79,605.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$118,451,982	$70,092,218
Non-U.S. Government securities	212,702,932	131,956,087
57

Notes to Consolidated Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	512,320	$3,128,889	170,072	$802,998
Class B	8,896	53,738	3,402	16,500
Class C	77,335	460,283	94,716	387,178
Class I	890,561	5,176,652	147,869	714,793
Class R6	7,523,833	41,419,211	35,775,424	162,183,709
	9,012,945	$50,238,773	36,191,483	$164,105,178
Shares issued to shareholders in reinvestment of distributions
Class A	1,886	$9,339	1,116	$5,752
Class B	20	98	80	415
Class C	115	570	198	1,006
Class I	983	4,956	486	2,528
Class R1	—	—	80	421
Class R2	42	208	126	659
Class R3	63	315	150	779
Class R4	84	424	174	899
Class R6	1,385,745	6,984,157	2,305,353	11,987,833
	1,388,938	$7,000,067	2,307,763	$12,000,292
Shares reacquired
Class A	(28,196)	$(174,521)	(16,587)	$(78,603)
Class B	(7,245)	(42,300)	(38)	(188)
Class C	(10,357)	(64,225)	(21,829)	(103,890)
Class I	(138,131)	(892,634)	(70,889)	(343,471)
Class R6	(19,620,559)	(120,822,828)	(13,539,794)	(63,291,440)
	(19,804,488)	$(121,996,508)	(13,649,137)	$(63,817,592)
58

Notes to Consolidated Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	486,010	$2,963,707	154,601	$730,147
Class B	1,671	11,536	3,444	16,727
Class C	67,093	396,628	73,085	284,294
Class I	753,413	4,288,974	77,466	373,850
Class R1	—	—	80	421
Class R2	42	208	126	659
Class R3	63	315	150	779
Class R4	84	424	174	899
Class R6	(10,710,981)	(72,419,460)	24,540,983	110,880,102
	(9,402,605)	$(64,757,668)	24,850,109	$112,287,878
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 32%, 25%, 15%, 10%, 3%, 2%, 2%, 2%, 2%, 1%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $3,113 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.
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Notes to Consolidated Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$60,805,580	$639,034,510	$566,025,914	$—	$—	$133,814,176

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$63,015	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
60

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:
Opinion on the Consolidated Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of MFS Commodity Strategy Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of
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Report of Independent Registered Public Accounting Firm – continued
October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
62

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
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Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
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Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Philipp Burgener Alexander Mackey Benjamin Nastou Natalie Shapiro
67

Board Review of Investment Advisory Agreement
MFS Commodity Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)
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Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
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Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services
70

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
71

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
72

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
73

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
74

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2021
MFS®  Global Alternative
Strategy Fund
DTR-ANN

MFS® Global Alternative
Strategy Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Having passed a $1.9 trillion stimulus package in March and a $1.1 trillion infrastructure bill in November, the U.S. Congress aims to approve additional stimulus later this year. Production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta variant of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
December 15, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
			Derivative Overlay Positions (b)
		Active Security Selection (a)	Long	Short	Net Market Exposure (c)
Fixed Income	U.S.	12.7%	22.4%	(10.5)%	24.6%
	United Kingdom	1.0%	5.5%	0.0%	6.5%
	Asia/Pacific ex-Japan	0.6%	2.7%	0.0%	3.3%
	Emerging Markets	1.2%	0.0%	0.0%	1.2%
	North America ex-U.S.	1.0%	0.0%	(0.4)%	0.6%
	Japan	0.3%	0.0%	(3.5)%	(3.2)%
	Europe ex-U.K.	1.9%	0.0%	(6.4)%	(4.5)%
Equity	Europe ex-U.K.	11.1%	7.0%	(3.3)%	14.8%
	U.S. Large Cap	34.2%	0.0%	(25.8)%	8.4%
	Japan	3.3%	0.0%	(0.8)%	2.5%
	United Kingdom	3.5%	0.0%	(1.5)%	2.0%
	U.S. Small/Mid Cap	17.9%	0.0%	(16.5)%	1.4%
	Emerging Markets	2.6%	4.2%	(5.9)%	0.9%
	North America ex-U.S.	1.9%	0.0%	(1.5)%	0.4%
	Developed - Middle East/Africa	0.1%	0.0%	0.0%	0.1%
	Asia/Pacific ex-Japan	1.5%	0.1%	(6.8)%	(5.2)%
Cash	Cash & Cash Equivalent (d)				4.7%
	Other (e)				41.5%
Top ten holdings (c)
USD Interest Rate Swap, Receive 0.29% - SEP 2023	12.9%
USD Interest Rate Swap, Receive 0.79% - SEP 2026	9.5%
Long Gilt 10 yr Future - DEC 2021	5.5%
FTSE MIB Index Future - DEC 2021	3.8%
S&P/ASX 200 Index Future - DEC 2021	(5.1)%
U.S. Treasury Note 10 yr Future - DEC 2021	(5.6)%
Euro-Bund 10 yr Future - DEC 2021	(6.4)%
S&P MidCap 400 Index Future - DEC 2021	(8.2)%
Russell 2000 Index Future - DEC 2021	(8.3)%
S&P 500 E-Mini Index Future - DEC 2021	(25.8)%

Portfolio Composition - continued
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of October 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
MFS seeks to achieve a total rate of return for the MFS Global Alternative Strategy Fund (fund) that meets or exceeds the FTSE 1-Month U.S. Treasury Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.
MFS seeks to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of US and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.
For the twelve months ended October 31, 2021, Class A shares of the fund provided a total return of 7.98%, at net asset value. This compares with a return of -0.26% for the fund’s benchmark, the Bloomberg 1-3 Year U.S. Treasury Bond Index (formerly the Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of the Delta variant, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve indicated it will reduce the pace of its asset purchases beginning in November. The European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation, signs of a crest in the Delta variant wave and on expectations of a tighter Fed.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
During the reporting period, the fund's allocation to equity securities was a primary driver of positive absolute performance and outweighed the negative impacts from the fund's country selection, notably among developed markets, from its short exposure to US large, middle and small capitalization equities and its short exposure to the Netherlands equity market.

Management Review - continued
The fund's allocation to fixed income securities also supported positive absolute performance and outweighed the negative impacts from the fund's yield curve(y) positioning in the US, specifically its long exposure to the 5-year segment of the yield curve and short exposure to the 30-year segment of the yield curve.
Within the derivatives overlay, used to tactically manage the currency allocation of the fund, long exposures to both the British pound and Norwegian krone, as well a short exposure to the Japanese yen, benefited the fund's performance and overshadowed the negative impact from the fund's short exposure to the New Zealand dollar.
Respectfully,
Portfolio Manager(s)
Benjamin Nastou and Natalie Shapiro
Note to Shareholders: Effective November 1, 2021, Erich Shigley was added as a Portfolio Manager of the fund.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	12/20/07	7.98%	4.73%	4.04%
B	12/20/07	7.08%	3.93%	3.26%
C	12/20/07	7.06%	3.93%	3.26%
I	12/20/07	8.19%	4.99%	4.30%
R1	12/20/07	7.07%	3.93%	3.26%
R2	12/20/07	7.64%	4.45%	3.77%
R3	12/20/07	7.92%	4.73%	4.04%
R4	12/20/07	8.20%	4.99%	4.26%
R6	12/20/07	8.35%	5.08%	4.37%
Comparative benchmark(s)

Bloomberg 1-3 Year U.S. Treasury Bond Index (f)	(0.26)%	1.59%	1.13%
FTSE 1-Month U.S. Treasury Bill Index (f)	0.04%	1.07%	0.56%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	1.77%	3.50%	3.43%
B With CDSC (Declining over six years from 4% to 0%) (v)	3.08%	3.58%	3.26%
C With CDSC (1% for 12 months) (v)	6.06%	3.93%	3.26%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Treasury (1-3 Year) Index(a) (formerly Bloomberg Barclays U.S. Treasury (1-3 Year) Index) – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.
FTSE 1-Month U.S. Treasury Bill Index(b) - a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or

Performance Summary  - continued
endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(b)	©2018 FTSE Fixed Income LLC. All rights reserved.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance information for periods prior to July 13, 2018 reflects periods when a subadvisor was responsible for managing the fund’s tactical asset allocation overlay under a different investment process.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2021 through October 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Expenses Paid During Period (p) 5/01/21-10/31/21
A	Actual	1.30%	$1,000.00	$1,026.04	$6.64
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
B	Actual	2.05%	$1,000.00	$1,022.24	$10.45
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
C	Actual	2.05%	$1,000.00	$1,022.16	$10.45
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
I	Actual	1.05%	$1,000.00	$1,027.61	$5.37
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R1	Actual	2.05%	$1,000.00	$1,021.58	$10.45
	Hypothetical (h)	2.05%	$1,000.00	$1,014.87	$10.41
R2	Actual	1.55%	$1,000.00	$1,025.44	$7.91
	Hypothetical (h)	1.55%	$1,000.00	$1,017.39	$7.88
R3	Actual	1.30%	$1,000.00	$1,026.02	$6.64
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R4	Actual	1.05%	$1,000.00	$1,027.54	$5.37
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R6	Actual	0.95%	$1,000.00	$1,028.35	$4.86
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 76.1%
Aerospace & Defense – 1.1%
CACI International, Inc., “A” (a)	648	$ 186,391
Honeywell International, Inc.	2,197	480,308
Howmet Aerospace, Inc.	1,693	50,265
KBR, Inc.	3,855	163,606
L3Harris Technologies, Inc.	516	118,959
Leidos Holdings, Inc.	516	51,590
MTU Aero Engines Holding AG	535	118,961
Northrop Grumman Corp.	1,221	436,165
Raytheon Technologies Corp.	558	49,584
Rolls-Royce Holdings PLC (a)	139,759	252,167
Singapore Technologies Engineering Ltd.	39,000	111,057
		$2,019,053
Airlines – 0.1%
Alaska Air Group, Inc. (a)	593	$ 31,310
Delta Air Lines, Inc. (a)	516	20,191
JetBlue Airways Corp. (a)	4,619	64,805
Ryanair Holdings PLC, ADR (a)	408	46,312
		$162,618
Alcoholic Beverages – 1.0%
China Resources Beer Holdings Co. Ltd.	14,000	$ 116,290
Constellation Brands, Inc., “A”	142	30,787
Diageo PLC	9,380	466,240
Heineken N.V.	1,373	152,084
Kirin Holdings Co. Ltd.	3,000	52,223
Pernod Ricard S.A.	4,541	1,043,055
		$1,860,679
Apparel Manufacturers – 1.2%
Adidas AG	370	$ 121,173
Burberry Group PLC	1,092	28,828
Compagnie Financiere Richemont S.A.	2,269	280,280
LVMH Moet Hennessy Louis Vuitton SE	1,191	932,366
NIKE, Inc., “B”	3,550	593,880
On Holding AG (a)(l)	580	19,813
PVH Corp. (a)	853	93,258
Skechers USA, Inc., “A” (a)	4,509	208,361
		$2,277,959

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Automotive – 0.5%
Bridgestone Corp.	1,100	$ 48,541
Continental AG (a)	464	54,454
Copart, Inc. (a)	1,377	213,834
Ford Motor Co.	2,784	47,551
Koito Manufacturing Co. Ltd.	1,200	68,023
Lear Corp.	409	70,287
LKQ Corp.	3,322	182,976
Methode Electronics, Inc.	1,337	56,247
NGK Spark Plug Co. Ltd	3,600	57,390
Stanley Electric Co. Ltd.	2,800	70,614
Stoneridge, Inc. (a)	793	15,051
Toyota Industries Corp.	700	59,505
Visteon Corp. (a)	861	97,448
		$1,041,921
Biotechnology – 0.9%
Abcam PLC (a)	2,201	$ 49,821
Adaptive Biotechnologies Corp. (a)	1,703	56,897
AlloVir, Inc. (a)	913	21,921
Amicus Therapeutics, Inc. (a)	1,042	10,941
BioAtla, Inc. (a)	581	16,983
Biogen, Inc. (a)	1,238	330,150
BioXcel Therapeutics, Inc. (a)	498	14,512
BridgeBio Pharma, Inc. (a)	421	20,789
Illumina, Inc. (a)	63	26,149
Immunocore Holdings PLC, ADR (a)	400	15,408
Incyte Corp. (a)	3,190	213,666
Lyell Immunopharma, Inc. (a)(l)	1,153	16,073
MaxCyte, Inc. (a)	1,886	21,199
Neurocrine Biosciences, Inc. (a)	214	22,558
Novozymes A/S	4,711	346,425
Olink Holding AB (a)(l)	582	18,717
Oxford Nanopore Technologies PLC (a)	2,264	17,304
Prelude Therapeutics, Inc. (a)	560	9,845
Recursion Pharmaceuticals, Inc. (a)(l)	1,540	29,491
Sana Biotechnology, Inc. (a)	893	18,521
Twist Bioscience Corp. (a)	242	28,750
Vertex Pharmaceuticals, Inc. (a)	2,621	484,701
		$1,790,821

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Broadcasting – 0.2%
Discovery Communications, Inc., “C” (a)	1,912	$ 43,135
Netflix, Inc. (a)	566	390,715
		$433,850
Brokerage & Asset Managers – 1.5%
Apollo Global Management, Inc.	702	$ 54,019
ASX Ltd.	1,591	99,761
BlackRock, Inc.	490	462,295
Cboe Global Markets, Inc.	603	79,560
Charles Schwab Corp.	1,040	85,311
Computershare Ltd.	9,237	130,891
Daiwa Securities Group, Inc.	25,100	141,027
Euronext N.V.	985	110,905
Focus Financial Partners, “A” (a)	1,319	82,912
GCM Grosvenor, Inc. (l)	1,399	16,019
GCM Grosvenor, Inc. (PIPE) (a)	2,498	28,602
Hamilton Lane, Inc., “A”	853	89,147
Hong Kong Exchanges & Clearing Ltd.	1,100	66,758
Invesco Ltd.	1,209	30,721
NASDAQ, Inc. (f)	3,645	764,976
Omni Bridgeway Ltd. (a)	28,395	66,216
Raymond James Financial, Inc.	2,898	285,714
Schroders PLC	2,557	126,678
TMX Group Ltd.	875	94,733
WisdomTree Investments, Inc.	9,430	60,258
		$2,876,503
Business Services – 3.5%
Accenture PLC, “A”	5,650	$ 2,027,163
Amdocs Ltd.	816	63,517
Clarivate PLC (a)	10,055	235,790
Cognizant Technology Solutions Corp., “A”	1,744	136,189
CoStar Group, Inc. (a)	3,369	289,902
Endava PLC, ADR (a)	380	60,215
Equifax, Inc.	2,104	583,713
EVO Payments, Inc., “A” (a)	4,324	93,744
ExlService Holdings, Inc. (a)	660	80,936
Experian PLC	4,078	186,794
Fidelity National Information Services, Inc.	416	46,068
Fiserv, Inc. (a)	469	46,192
Global Payments, Inc.	539	77,072
HireRight Holdings Corp. (a)	1,448	24,978
Intertek Group PLC	2,139	143,293
Keywords Studios PLC	1,938	75,218

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
LegalZoom.com, Inc. (a)	1,982	$ 55,575
MSCI, Inc.	1,064	707,432
Nomura Research Institute Ltd.	5,100	204,871
Paya, Inc. (a)	4,090	37,260
Payoneer Global, Inc. (a)	5,564	42,008
PayPal Holdings, Inc. (a)	2,585	601,245
Remitly Global, Inc. (a)(l)	1,563	47,859
SGS S.A.	74	218,864
TaskUs, Inc., “A” (a)	553	32,019
Thoughtworks Holding, Inc. (a)	2,655	76,703
TriNet Group, Inc. (a)	491	49,714
Verisk Analytics, Inc., “A”	1,740	365,870
WNS (Holdings) Ltd., ADR (a)	1,159	102,931
		$6,713,135
Cable TV – 0.8%
Altice USA, Inc., “A” (a)	1,158	$ 18,875
Cable One, Inc.	18	30,802
Charter Communications, Inc., “A” (a)	1,394	940,797
Comcast Corp., “A”	9,775	502,728
		$1,493,202
Chemicals – 0.6%
Celanese Corp.	370	$ 59,759
Eastman Chemical Co.	1,969	204,835
Element Solutions, Inc.	3,716	84,390
FMC Corp.	667	60,704
Givaudan S.A.	136	640,044
IMCD Group N.V.	221	49,064
Ingevity Corp. (a)	789	61,471
		$1,160,267
Computer Software – 7.9%
8x8, Inc. (a)	2,905	$ 65,827
ACI Worldwide, Inc. (a)	952	29,207
Adobe Systems, Inc. (a)	1,872	1,217,474
Alkami Technology, Inc. (a)	2,495	74,850
ANSYS, Inc. (a)	1,424	540,522
Atlassian Corp. PLC, “A” (a)	110	50,394
Autodesk, Inc. (a)	1,172	372,239
Avalara, Inc. (a)	154	27,665
Black Knight, Inc. (a)	1,391	97,523
Cadence Design Systems, Inc. (a)(f)	8,563	1,482,341
Computer Modelling Group Ltd.	28,849	126,343

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Coupa Software, Inc. (a)	325	$ 74,002
CrowdStrike Holdings, Inc. (a)	1,795	505,831
Dassault Systemes SE	15,906	926,354
Definitive Healthcare Corp. (a)	293	11,761
DocuSign, Inc. (a)	454	126,344
DoubleVerify Holdings, Inc. (a)	1,351	53,405
Dun & Bradstreet Holdings, Inc. (a)	1,281	24,134
Eventbrite, Inc. (a)	4,385	88,752
Everbridge, Inc. (a)	506	80,611
Intuit, Inc.	324	202,821
McAfee Corp.	1,076	22,994
Microsoft Corp. (f)	15,056	4,992,871
Naver Corp.	1,158	405,329
nCino, Inc. (a)	578	41,997
NetEase.com, Inc., ADR	1,534	149,703
OBIC Co. Ltd.	1,300	239,833
Okta, Inc. (a)	394	97,389
Open Lending Corp., “A” (a)	2,001	63,072
Oracle Corp. (f)	11,786	1,130,749
Pagerduty, Inc. (a)	1,194	49,849
Paycor HCM, Inc. (a)	1,958	63,518
Paylocity Holding Corp. (a)	168	51,264
Ping Identity Holding Corp. (a)	1,032	29,237
Procore Technologies, Inc. (a)(l)	459	41,976
RingCentral, Inc. (a)	285	69,477
salesforce.com, inc. (a)	353	105,791
SAP SE	4,594	665,532
Synopsys, Inc. (a)	1,329	442,796
Zendesk, Inc. (a)	190	19,342
Zoom Video Communications, Inc. (a)	339	93,106
		$14,954,225
Computer Software - Systems – 3.7%
Alten S.A.	578	$ 93,009
Amadeus IT Group S.A. (a)	7,015	469,044
Apple, Inc. (f)	18,487	2,769,353
Cancom SE	1,132	78,201
Constellation Software, Inc.	81	142,352
EMIS Group PLC	7,829	144,430
EPAM Systems, Inc. (a)	616	414,716
Fujitsu Ltd.	700	120,811
Hitachi Ltd.	16,300	939,960
HP, Inc.	4,166	126,355

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – continued
Kinaxis, Inc. (a)	1,269	$ 196,953
NICE Systems Ltd., ADR (a)	595	168,397
Nuvei Corp. (a)	526	63,341
Q2 Holdings, Inc. (a)	1,163	91,249
Rapid7, Inc. (a)	1,066	137,248
Samsung Electronics Co. Ltd.	964	57,755
ServiceNow, Inc. (a)	321	223,981
Softchoice Corp.	2,594	60,490
Temenos AG	472	72,094
TransUnion	2,745	316,471
Venture Corp. Ltd.	10,500	146,837
Verint Systems, Inc. (a)	1,637	76,284
Zebra Technologies Corp., “A” (a)	173	92,373
		$7,001,704
Conglomerates – 0.1%
Ansell Ltd.	5,166	$ 123,181
DCC PLC	1,829	152,838
		$276,019
Construction – 1.5%
Armstrong World Industries, Inc.	544	$ 57,474
AvalonBay Communities, Inc., REIT	68	16,094
AZEK Co., Inc. (a)	2,913	106,878
Builders FirstSource, Inc. (a)	1,456	84,841
Fortune Brands Home & Security, Inc.	517	52,424
GMS, Inc. (a)	479	23,725
Latch, Inc. (a)(l)	4,390	39,027
Lennar Corp.	1,336	133,506
Masco Corp.	1,472	96,490
Mid-America Apartment Communities, Inc., REIT	400	81,684
Otis Worldwide Corp.	392	31,481
Pool Corp.	262	134,972
Pulte Homes, Inc.	3,210	154,337
Sherwin-Williams Co. (f)	2,453	776,644
Stanley Black & Decker, Inc.	425	76,385
Techtronic Industries Co. Ltd.	5,500	113,174
Toll Brothers, Inc.	5,612	337,674
Trex Co., Inc. (a)	324	34,474
Vulcan Materials Co.	2,267	431,002
		$2,782,286

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.8%
Colgate-Palmolive Co.	7,033	$ 535,844
Energizer Holdings, Inc.	1,593	58,097
Estee Lauder Cos., Inc., “A”	663	215,031
Kao Corp.	4,900	276,894
Kimberly-Clark Corp.	224	29,006
Kobayashi Pharmaceutical Co. Ltd.	7,900	632,467
L’Oréal S.A.	641	292,656
Newell Brands, Inc.	3,196	73,157
Prestige Consumer Healthcare, Inc. (a)	1,298	77,867
Procter & Gamble Co.	791	113,105
Reckitt Benckiser Group PLC	12,542	1,016,988
Reynolds Consumer Products, Inc.	939	25,334
Scotts Miracle-Gro Co.	583	86,552
		$3,432,998
Consumer Services – 0.5%
Asante, Inc. (l)	6,100	$ 94,102
Boyd Group Services, Inc.	191	37,070
Bright Horizons Family Solutions, Inc. (a)	1,302	216,132
BrightView Holdings, Inc. (a)	1,540	24,424
Carsales.com Ltd.	1,492	27,823
European Wax Center, Inc., “A” (a)	1,027	32,741
F45 Training Holdings, Inc. (a)(l)	3,249	44,609
Grand Canyon Education, Inc. (a)	1,047	83,446
MakeMyTrip Ltd. (a)	3,056	96,784
Meitec Corp.	2,000	119,028
Persol Holdings Co. Ltd.	1,300	34,915
Regis Corp. (a)	2,779	7,503
Seek Ltd.	1,338	33,067
Uber Technologies, Inc. (a)	1,781	78,043
		$929,687
Containers – 0.6%
Ardagh Metal Packaging S.A. (a)	3,082	$ 30,358
Berry Global, Inc. (a)	2,340	153,363
Brambles Ltd.	7,158	54,200
Crown Holdings, Inc.	415	43,156
Graphic Packaging Holding Co.	24,111	480,532
Owens Corning	865	80,800
Pactiv Evergreen, Inc.	3,346	46,543
SIG Combibloc Group AG	7,562	197,557
Silgan Holdings, Inc.	1,047	42,089

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – continued
WestRock Co.	1,058	$ 50,890
		$1,179,488
Electrical Equipment – 2.0%
Advanced Drainage Systems, Inc.	395	$ 44,556
AMETEK, Inc.	1,187	157,159
Halma PLC	23,653	958,809
Johnson Controls International PLC	2,114	155,104
Legrand S.A.	1,028	111,992
Littlefuse, Inc.	121	35,640
nVent Electric PLC	1,740	61,683
Rockwell Automation, Inc.	1,138	363,477
Schneider Electric SE	7,259	1,249,480
Sensata Technologies Holding PLC (a)	2,270	125,077
Spectris PLC	5,138	264,670
TE Connectivity Ltd.	511	74,606
TriMas Corp.	1,719	57,329
Vertiv Holdings Co.	737	18,926
WESCO International, Inc. (a)	363	47,030
		$3,725,538
Electronics – 3.6%
Advanced Energy Industries, Inc.	896	$ 82,271
Analog Devices, Inc.	2,843	493,232
Applied Materials, Inc.	1,361	185,981
ASM International N.V.	575	260,163
ASM Pacific Technology Ltd.	5,600	60,786
CMC Materials, Inc.	299	38,382
Cohu, Inc. (a)	1,045	33,482
Corning, Inc.	1,413	50,260
Entegris, Inc.	1,492	210,044
Intel Corp.	17,002	833,098
Kyocera Corp.	800	46,843
Lam Research Corp.	70	39,450
Marvell Technology, Inc.	1,122	76,857
Monolithic Power Systems, Inc.	671	352,584
nLIGHT, Inc. (a)	623	17,519
NVIDIA Corp.	5,417	1,384,964
NXP Semiconductors N.V.	1,103	221,548
ON Semiconductor Corp. (a)	1,099	52,829
Plexus Corp. (a)	799	69,769
Silicon Motion Technology Corp., ADR	1,487	106,187
Taiwan Semiconductor Manufacturing Co. Ltd.	4,654	98,491
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,862	1,576,109

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Texas Instruments, Inc.	2,852	$ 534,693
		$6,825,542
Energy - Independent – 0.8%
Cabot Oil & Gas Corp.	1,579	$ 33,664
CNX Resources Corp. (a)	2,105	30,754
ConocoPhillips	745	55,495
Devon Energy Corp.	2,846	114,068
Diamondback Energy, Inc.	691	74,068
Hess Corp.	614	50,698
Magnolia Oil & Gas Corp., “A”	2,851	59,529
Marathon Petroleum Corp.	1,769	116,630
Oil Search Ltd.	13,059	41,879
Pioneer Natural Resources Co.	536	100,221
Reliance Industries Ltd.	15,625	527,100
Valero Energy Corp.	3,488	269,727
Viper Energy Partners LP	2,549	56,206
		$1,530,039
Energy - Integrated – 0.2%
Cairn Energy PLC	12,754	$ 31,924
Eni S.p.A.	6,144	88,099
Exxon Mobil Corp.	2,915	187,930
Galp Energia SGPS S.A.	6,641	69,032
Idemitsu Kosan Co. Ltd.	1,900	51,426
		$428,411
Engineering - Construction – 0.0%
APi Group, Inc. (a)	2,185	$ 47,590
Quanta Services, Inc.	376	45,601
		$93,191
Entertainment – 0.1%
Manchester United PLC, “A”	3,426	$ 55,810
Vivid Seats, Inc., “A” (l)	3,372	45,522
		$101,332
Food & Beverages – 2.5%
Archer Daniels Midland Co.	703	$ 45,161
Britvic PLC	7,587	92,203
Chocoladefabriken Lindt & Sprungli AG	38	447,816
Coca-Cola European Partners PLC	814	42,857
Danone S.A.	1,012	65,922
Duckhorn Portfolio, Inc. (a)	1,593	30,809

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – continued
Dutch Bros, Inc., “A” (a)(l)	516	$ 39,340
Hostess Brands, Inc. (a)	4,073	77,020
Ingredion, Inc.	379	36,092
J.M. Smucker Co.	334	41,035
Kellogg Co.	772	47,324
Laird Superfood, Inc. (a)	305	5,325
Mondelez International, Inc.	3,003	182,402
Morinaga & Co. Ltd.	3,900	137,784
Nestle S.A.	13,939	1,839,351
Nestle S.A., ADR	3,510	462,688
Nomad Foods Ltd. (a)	2,250	61,268
Oatly Group AB, ADR (a)	3,836	49,446
PepsiCo, Inc.	383	61,893
S Foods, Inc.	3,700	106,992
Toyo Suisan Kaisha Ltd.	7,000	301,557
Tyson Foods, Inc., “A”	6,950	555,792
		$4,730,077
Food & Drug Stores – 0.3%
Albertsons Cos., Inc., “A” (l)	1,702	$ 52,677
JM Holdings Co. Ltd.	4,000	65,647
Kroger Co.	3,055	122,261
Patlac Corp.	2,000	88,440
Sugi Holdings Co. Ltd.	400	28,638
Sundrug Co. Ltd.	3,600	105,550
Wal-Mart Stores, Inc.	1,374	205,303
		$668,516
Furniture & Appliances – 0.1%
Howden Joinery Group PLC	7,681	$ 96,688
IMAX Corp. (a)	2,034	38,341
		$135,029
Gaming & Lodging – 0.7%
Flutter Entertainment PLC (a)	3,439	$ 649,254
Genius Sports Ltd. (a)	2,936	54,433
International Game Technology PLC (a)	3,137	92,510
Marriott International, Inc., “A” (a)	2,195	351,244
Penn National Gaming, Inc. (a)	676	48,401
Tabcorp Holdings Ltd.	27,827	104,168
Wyndham Hotels & Resorts, Inc.	1,208	102,040
		$1,402,050

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
General Merchandise – 0.4%
B&M European Value Retail S.A.	14,387	$ 124,673
Costco Wholesale Corp.	773	379,960
Dollar General Corp.	226	50,063
Dollar Tree, Inc. (a)	500	53,880
Dollarama, Inc.	4,000	180,802
		$789,378
Health Maintenance Organizations – 0.5%
Cigna Corp. (f)	3,944	$ 842,478
Humana, Inc.	71	32,884
		$875,362
Insurance – 2.9%
AIA Group Ltd.	71,800	$ 810,697
Allstate Corp.	2,242	277,268
American International Group, Inc.	864	51,054
Aon PLC	2,522	806,838
Arthur J. Gallagher & Co.	1,673	280,512
Assurant, Inc.	405	65,330
Athene Holding Ltd. (a)	879	76,482
Beazley PLC (a)	34,089	181,945
Chubb Ltd.	2,458	480,244
Cincinnati Financial Corp.	362	43,961
CNO Financial Group, Inc.	2,568	61,991
Equitable Holdings, Inc.	8,154	273,159
Everest Re Group Ltd.	1,682	439,843
Hanover Insurance Group, Inc.	623	78,498
Hartford Financial Services Group, Inc.	1,363	99,404
Hiscox Ltd.	2,768	31,555
Marsh & McLennan Cos., Inc.	2,422	403,990
MetLife, Inc.	7,710	484,188
Progressive Corp.	3,656	346,881
Reinsurance Group of America, Inc.	600	70,848
Selective Insurance Group, Inc.	587	46,003
Willis Towers Watson PLC	252	61,055
Zurich Insurance Group AG	208	92,210
		$5,563,956
Internet – 3.8%
Alphabet, Inc., “A” (a)	813	$ 2,407,228
Alphabet, Inc., “C” (a)	710	2,105,441
Facebook, Inc., “A” (a)(f)	4,302	1,391,998
Gartner, Inc. (a)	546	181,223
IAC/InterActiveCorp (a)	649	98,888

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – continued
Match Group, Inc. (a)	1,950	$ 294,021
Scout24 AG	649	45,165
Tencent Holdings Ltd.	10,100	627,071
Vimeo, Inc. (a)	1,052	35,484
		$7,186,519
Leisure & Toys – 0.8%
Brunswick Corp.	3,932	$ 366,030
Electronic Arts, Inc.	1,786	250,487
Funko, Inc., “A” (a)	1,247	20,438
Malibu Boats, Inc., “A” (a)	1,061	74,917
Mattel, Inc. (a)	1,814	39,563
Polaris, Inc.	3,559	409,107
Prosus N.V.	605	53,300
Take-Two Interactive Software, Inc. (a)	786	142,266
Yamaha Corp.	700	44,240
YETI Holdings, Inc. (a)	1,198	117,799
		$1,518,147
Machinery & Tools – 3.9%
AGCO Corp.	6,451	$ 788,377
Azbil Corp.	2,200	93,889
BELIMO Holding AG	374	217,309
Caterpillar, Inc.	604	123,222
Cummins, Inc.	734	176,043
Daikin Industries Ltd.	700	153,414
Eaton Corp. PLC	3,685	607,141
Enerpac Tool Group Corp.	772	16,127
GEA Group AG	11,876	584,703
Hydrofarm Holdings Group, Inc. (a)	1,426	47,015
IDEX Corp.	622	138,438
Illinois Tool Works, Inc.	2,171	494,706
Ingersoll Rand, Inc.	1,975	106,176
ITT, Inc.	466	43,837
Kubota Corp.	5,300	112,994
Nordson Corp.	775	197,013
Oshkosh Corp.	2,910	311,370
PACCAR, Inc.	1,012	90,695
Regal Beloit Corp.	5,251	799,885
Ritchie Bros. Auctioneers, Inc.	1,477	100,953
Ritchie Bros. Auctioneers, Inc.	10,822	739,684
Roper Technologies, Inc.	516	251,741
Schindler Holding AG	838	218,012
SMC Corp.	200	119,616

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – continued
Spirax-Sarco Engineering PLC	4,100	$ 875,605
Wabtec Corp.	588	53,349
		$7,461,314
Major Banks – 1.6%
Bank of America Corp.	8,190	$ 391,318
BNP Paribas	2,344	156,890
Capital One Financial Corp.	940	141,968
Comerica, Inc.	595	50,629
Credit Suisse Group AG	6,674	69,481
DBS Group Holdings Ltd.	10,100	235,355
Goldman Sachs Group, Inc.	827	341,840
ING Groep N.V.	6,155	93,351
JPMorgan Chase & Co. (f)	6,036	1,025,456
KeyCorp	2,672	62,177
Mitsubishi UFJ Financial Group, Inc.	14,600	79,913
Morgan Stanley	775	79,654
NatWest Group PLC	30,701	92,897
PNC Financial Services Group, Inc.	290	61,199
State Street Corp.	504	49,669
UBS AG	6,433	116,948
		$3,048,745
Medical & Health Technology & Services – 1.8%
AmerisourceBergen Corp.	390	$ 47,588
Burning Rock Biotech Ltd., ADR (a)	3,534	49,794
Certara, Inc. (a)	1,909	78,861
Charles River Laboratories International, Inc. (a)	858	384,967
CVS Health Corp.	3,208	286,410
Guardant Health, Inc. (a)	175	20,438
HealthEquity, Inc. (a)	758	50,164
Hogy Medical Co. Ltd.	4,000	109,490
ICON PLC (a)	2,554	732,411
IDEXX Laboratories, Inc. (a)	556	370,374
Laboratory Corp. of America Holdings (a)	333	95,578
LifeStance Health Group, Inc. (a)(l)	3,156	37,809
McKesson Corp.	3,495	726,541
Premier, Inc., “A”	2,334	90,909
Quest Diagnostics, Inc.	358	52,547
Syneos Health, Inc. (a)	3,075	287,020
Talkspace, Inc. (a)(l)	8,052	27,699
Universal Health Services, Inc.	355	44,056
		$3,492,656

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 3.2%
Acutus Medical, Inc. (a)	1,509	$ 11,831
Agilent Technologies, Inc.	937	147,568
Agiliti Health, Inc. (a)	2,243	50,580
Avantor, Inc. (a)	5,620	226,936
Becton, Dickinson and Co.	168	40,251
Bio-Techne Corp.	465	243,497
Boston Scientific Corp. (a)	4,601	198,441
Danaher Corp.	1,481	461,731
Dentsply Sirona, Inc.	813	46,512
Envista Holdings Corp. (a)	3,015	117,887
EssilorLuxottica	3,321	686,811
Gerresheimer AG	1,703	156,115
Hologic, Inc. (a)	467	34,236
Koninklijke Philips N.V.	2,476	116,565
Maravai Lifesciences Holdings, Inc., “A” (a)	4,401	186,118
Masimo Corp. (a)	447	126,742
Medtronic PLC	4,518	541,527
Nevro Corp. (a)	330	37,534
Nihon Kohden Corp.	2,400	76,490
OptiNose, Inc. (a)(l)	2,207	5,849
Outset Medical, Inc. (a)	552	29,405
PerkinElmer, Inc.	1,719	304,074
PROCEPT BioRobotics Corp. (a)(l)	631	26,963
QIAGEN N.V. (a)	8,346	459,147
Shimadzu Corp.	3,700	150,238
Silk Road Medical, Inc. (a)	339	19,903
Smith & Nephew PLC	5,855	100,561
STERIS PLC	1,063	248,466
Terumo Corp.	1,500	66,164
Thermo Fisher Scientific, Inc.	1,522	963,533
West Pharmaceutical Services, Inc.	323	138,851
Zimmer Biomet Holdings, Inc.	443	63,402
		$6,083,928
Metals & Mining – 0.1%
Arconic Corp. (a)	1,459	$ 42,924
Glencore PLC	15,999	79,973
Kaiser Aluminum Corp.	248	24,091
		$146,988
Natural Gas - Distribution – 0.4%
Atmos Energy Corp.	255	$ 23,491
China Resources Gas Group Ltd.	8,000	43,068
Italgas S.p.A.	17,283	109,685

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – continued
New Jersey Resources Corp.	1,484	$ 56,110
ONE Gas, Inc.	507	34,121
South Jersey Industries, Inc.	2,229	50,732
UGI Corp.	11,312	491,054
		$808,261
Natural Gas - Pipeline – 0.6%
APA Group	4,310	$ 26,654
Cheniere Energy, Inc.	1,955	202,147
Enterprise Products Partners LP	476	10,796
Equitrans Midstream Corp.	1,013	10,444
ONEOK, Inc.	4,020	255,752
Plains GP Holdings LP	9,084	99,016
Targa Resources Corp.	7,819	427,465
TC Energy Corp.	1,015	54,908
Williams Cos., Inc.	5,460	153,371
		$1,240,553
Network & Telecom – 0.4%
CoreSite Realty Corp., REIT	1,367	$ 194,743
Equinix, Inc., REIT	40	33,483
Fortinet, Inc. (a)	268	90,139
Motorola Solutions, Inc.	292	72,588
Palo Alto Networks, Inc. (a)	237	120,654
Qualcomm, Inc.	1,039	138,229
VTech Holdings Ltd.	15,000	115,074
		$764,910
Oil Services – 0.1%
ChampionX Corp. (a)	2,898	$ 76,015
Expro Group Holdings N.V. (a)	1,341	22,998
Halliburton Co.	1,155	28,863
		$127,876
Other Banks & Diversified Financials – 3.2%
AIB Group PLC (a)	13,663	$ 37,022
Air Lease Corp.	907	36,325
American Express Co.	2,455	426,630
Bank of Hawaii Corp.	673	56,869
Brookline Bancorp, Inc.	3,505	56,255
Cathay General Bancorp, Inc.	2,122	89,527
Chiba Bank Ltd.	17,500	107,390
Citigroup, Inc. (f)	18,352	1,269,224
Credicorp Ltd.	420	54,457

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Discover Financial Services	522	$ 59,153
East West Bancorp, Inc.	1,224	97,284
Element Fleet Management Corp.	8,272	89,899
Encore Capital Group, Inc. (a)	1,648	89,025
First Hawaiian, Inc.	2,305	63,595
First Interstate BancSystem, Inc.	2,456	102,096
Grupo Financiero Banorte S.A. de C.V.	18,894	119,625
Hanmi Financial Corp.	2,088	46,333
HDFC Bank Ltd.	5,891	124,985
HDFC Bank Ltd., ADR	6,364	457,635
Julius Baer Group Ltd.	1,185	85,652
Lakeland Financial Corp.	535	38,450
Macquarie Group Ltd.	575	86,057
Metropolitan Bank & Trust Co.	92,517	87,543
Northern Trust Corp.	835	102,738
Prosperity Bancshares, Inc.	2,293	172,686
Sandy Spring Bancorp, Inc.	805	38,205
Signature Bank	180	53,608
SLM Corp.	20,077	368,413
SVB Financial Group (a)	83	59,544
Synchrony Financial	3,301	153,332
Texas Capital Bancshares, Inc. (a)	543	32,906
Textainer Group Holdings Ltd. (a)	1,356	53,277
Triton International Ltd. of Bermuda	631	39,242
Truist Financial Corp.	1,140	72,356
UMB Financial Corp.	763	75,400
Umpqua Holdings Corp.	6,878	140,655
Visa, Inc., “A” (f)	3,921	830,350
Wintrust Financial Corp.	1,039	91,952
Zions Bancorp NA	2,071	130,452
		$6,096,147
Pharmaceuticals – 3.0%
Annexon, Inc. (a)	867	$ 14,141
Bayer AG	5,165	290,596
Bristol-Myers Squibb Co.	7,729	451,373
Collegium Pharmaceutical, Inc. (a)	909	17,844
Eli Lilly & Co. (f)	2,555	650,912
Harmony Biosciences Holdings (a)	663	27,495
Johnson & Johnson (f)	9,461	1,541,008
Kyowa Kirin Co. Ltd.	3,100	101,724
Merck & Co., Inc.	3,130	275,596
Novartis AG	2,413	199,344

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Novo Nordisk A.S., “B”	2,833	$ 310,067
Organon & Co.	1,881	69,123
Roche Holding AG	2,939	1,136,471
Santen Pharmaceutical Co. Ltd.	13,600	191,371
SpringWorks Therapeutics, Inc. (a)	473	31,719
Turning Point Therapeutics, Inc. (a)	420	17,464
Viatris, Inc.	1,728	23,069
Zoetis, Inc.	1,351	292,086
		$5,641,403
Pollution Control – 0.1%
GFL Environmental, Inc.	1,476	$ 60,738
Republic Services, Inc.	510	68,646
U.S. Ecology, Inc. (a)	775	24,947
		$154,331
Precious Metals & Minerals – 0.5%
Agnico-Eagle Mines Ltd.	7,927	$ 420,753
Agnico-Eagle Mines Ltd.	1,221	64,774
Franco-Nevada Corp.	2,385	340,310
Wheaton Precious Metals Corp.	3,633	146,659
		$972,496
Printing & Publishing – 0.1%
China Literature Ltd. (a)	5,000	$ 34,799
Wolters Kluwer N.V.	2,237	234,392
		$269,191
Railroad & Shipping – 0.7%
Canadian National Railway Co.	4,657	$ 618,962
Canadian Pacific Railway Ltd.	595	46,053
CSX Corp.	6,572	237,709
Kansas City Southern Co.	93	28,853
Sankyu, Inc.	1,400	63,171
Union Pacific Corp.	1,185	286,059
		$1,280,807
Real Estate – 2.1%
Annaly Mortgage Management, Inc., REIT	1,838	$ 15,549
Ascendas Real Estate Investment Trust, REIT	38,602	88,582
Big Yellow Group PLC, REIT	2,430	49,185
Boston Properties, Inc., REIT	212	24,092
Brixmor Property Group, Inc., REIT	3,137	73,531
Broadstone Net Lease, Inc.	2,122	56,424

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Douglas Emmett, Inc., REIT	687	$ 22,451
Empire State Realty Trust, REIT, “A”	4,585	44,383
EPR Properties, REIT	1,940	97,407
ESR Cayman Ltd. (a)	48,400	157,575
Extra Space Storage, Inc., REIT	1,483	292,700
Grand City Properties S.A.	3,502	89,711
Hibernia PLC, REIT	48,180	70,177
Host Hotels & Resorts, Inc., REIT (a)	2,421	40,745
Industrial Logistics Properties Trust, REIT	3,559	99,972
Innovative Industrial Properties, Inc., REIT	226	59,458
LEG Immobilien AG	744	110,647
Lexington Realty Trust, REIT	3,960	57,697
Life Storage, Inc., REIT	1,251	167,396
Mapletree Commercial Trust, REIT	41,200	66,731
National Storage Affiliates Trust, REIT	738	46,096
Phillips Edison & Co., REIT	1,498	45,150
Public Storage, Inc., REIT	1,010	335,502
Simon Property Group, Inc., REIT	5,208	763,389
Spirit Realty Capital, Inc., REIT	614	30,043
STAG Industrial, Inc., REIT	3,765	163,890
STORE Capital Corp., REIT	4,442	152,494
Sun Communities, Inc., REIT	364	71,337
TAG Immobilien AG	19,884	604,070
Two Harbors Investment Corp., REIT	10,444	67,051
VICI Properties, Inc., REIT	2,063	60,549
W.P. Carey, Inc., REIT	620	47,808
		$4,071,792
Restaurants – 0.4%
Aramark	1,087	$ 39,654
Chipotle Mexican Grill, Inc., “A” (a)	47	83,614
Domino's Pizza, Inc.	235	114,908
Jack in the Box, Inc.	359	35,523
Performance Food Group Co. (a)	377	17,052
Starbucks Corp.	2,988	316,937
Wendy's Co.	3,893	86,814
Yum China Holdings, Inc.	1,187	67,754
		$762,256
Specialty Chemicals – 1.7%
Air Products & Chemicals, Inc.	106	$ 31,780
Akzo Nobel N.V.	798	91,714
Ashland Global Holdings, Inc.	553	53,094
Avient Corp.	1,431	77,102

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Chemicals – continued
Axalta Coating Systems Ltd. (a)	6,614	$ 206,291
Corteva, Inc.	1,323	57,088
Croda International PLC	2,055	265,994
Diversey Holdings Ltd. (a)	2,775	48,285
Dow, Inc.	1,239	69,347
DuPont de Nemours, Inc.	1,268	88,253
Kansai Paint Co. Ltd.	5,400	125,009
Linde PLC	3,418	1,100,411
Nitto Denko Corp.	1,000	78,114
Rogers Corp. (a)	253	50,883
Sika AG	1,956	662,254
Symrise AG	721	99,642
Univar Solutions, Inc. (a)	3,255	83,263
		$3,188,524
Specialty Stores – 2.9%
ACV Auctions, Inc. (a)	4,155	$ 80,898
Amazon.com, Inc. (a)(f)(s)	840	2,832,841
AutoZone, Inc. (a)	123	219,535
Burlington Stores, Inc. (a)	522	144,224
Farfetch Ltd., “A” (a)	306	11,998
Home Depot, Inc.	241	89,589
Just Eat Takeaway.com (a)	1,422	101,975
Leslie's, Inc. (a)	4,695	97,093
Lowe's Cos., Inc.	621	145,202
Lululemon Athletica, Inc. (a)	637	296,848
Ocado Group PLC (a)	978	24,132
O'Reilly Automotive, Inc. (a)	209	130,065
Petco Health & Wellness Co., Inc. (a)	1,706	42,189
Ross Stores, Inc.	286	32,375
Ryohin Keikaku Co. Ltd.	3,600	70,882
Target Corp. (f)	2,878	747,186
ThredUp, Inc. (a)(l)	2,155	46,634
Ulta Beauty, Inc. (a)	215	78,983
Urban Outfitters, Inc. (a)	2,958	94,449
Vroom, Inc. (a)	1,969	37,667
ZOZO, Inc.	2,600	83,331
Zumiez, Inc. (a)	1,640	66,748
		$5,474,844
Telecommunications - Wireless – 0.4%
Advanced Info Service Public Co. Ltd.	6,600	$ 37,592
Cellnex Telecom S.A.	3,315	203,793
KDDI Corp.	2,600	80,599

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – continued
Liberty Broadband Corp. (a)	341	$ 55,396
SBA Communications Corp., REIT	627	216,522
SoftBank Group Corp.	1,000	54,270
T-Mobile USA, Inc. (a)	301	34,624
		$682,796
Telephone Services – 0.1%
Hellenic Telecommunications Organization S.A.	2,242	$ 39,654
Infrastrutture Wireless Italiane S.p.A.	10,173	112,378
Tele2 AB, “B”	530	7,477
		$159,509
Tobacco – 0.6%
Altria Group, Inc.	3,903	$ 172,161
British American Tobacco PLC	3,507	122,220
Philip Morris International, Inc. (f)	6,231	589,079
Swedish Match AB	38,154	335,780
		$1,219,240
Trucking – 0.3%
CryoPort, Inc. (a)	506	$ 41,259
Knight-Swift Transportation Holdings, Inc.	2,061	116,838
Schneider National, Inc.	3,217	80,232
Seino Holdings Co. Ltd.	9,000	108,933
SG Holdings Co. Ltd.	2,200	55,138
United Parcel Service, Inc., “B”	641	136,834
Yamato Holdings Co. Ltd.	3,000	73,830
		$613,064
Utilities - Electric Power – 1.7%
AES Corp.	2,762	$ 69,409
Ameren Corp.	550	46,359
American Electric Power Co., Inc.	244	20,669
Black Hills Corp.	1,137	75,474
CenterPoint Energy, Inc.	2,115	55,075
CLP Holdings Ltd.	4,000	39,149
CMS Energy Corp.	936	56,488
Dominion Energy, Inc.	4,649	352,998
Duke Energy Corp.	5,011	511,172
E.ON SE	4,000	50,707
Edison International	604	38,010
Eversource Energy	613	52,044
Exelon Corp.	7,059	375,468
Generac Holdings, Inc. (a)	35	17,450

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Iberdrola S.A.	7,849	$ 92,685
NextEra Energy, Inc.	506	43,177
NRG Energy, Inc.	8,239	328,654
Orsted A.S.	307	43,319
PG&E Corp. (a)	7,899	91,628
Pinnacle West Capital Corp.	717	46,239
Portland General Electric Co.	1,462	72,091
Public Service Enterprise Group, Inc.	1,067	68,075
Sempra Energy	376	47,989
Shoals Technologies Group, Inc. (a)	2,297	71,184
Southern Co.	7,798	485,971
		$3,151,484
Total Common Stocks (Identified Cost, $90,956,955)		$ 144,872,617
Bonds – 18.7%
Aerospace & Defense – 0.3%
BAE Systems PLC, 3.4%, 4/15/2030 (n)	$200,000	$ 213,858
Boeing Co., 5.15%, 5/01/2030	194,000	226,311
Boeing Co., 3.75%, 2/01/2050	57,000	59,974
Raytheon Technologies Corp., 1.9%, 9/01/2031	50,000	48,292
		$548,435
Apparel Manufacturers – 0.0%
Tapestry, Inc., 4.125%, 7/15/2027	$70,000	$ 75,992
Asset-Backed & Securitized – 0.3%
ACREC Ltd., 2021-FL1, “A”, FLR, 1.235% (LIBOR - 1mo. + 1.15%), 10/16/2036 (n)	$114,000	$ 114,000
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.272%, 7/15/2054 (i)	1,224,105	116,333
KREF Ltd., 2018-FT1, “A”, FLR, 1.156% (LIBOR - 1mo. + 1.1%), 2/15/2039 (n)	100,000	99,938
KREF Ltd., 2018-FT1, “AS”, FLR, 1.386% (LIBOR - 1mo. + 1.3%), 2/15/2039 (n)	100,000	100,061
PFP III, 2021-8, “A”, FLR, 1.088% (LIBOR - 1mo. + 1%), 8/09/2037 (n)	100,000	99,475
PFP III, 2021-8, “AS”, FLR, 1.337% (LIBOR - 1mo. + 1.25%), 8/09/2037 (n)	104,000	103,736
		$633,543

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – 0.5%
Aptiv PLC, 5.4%, 3/15/2049	$150,000	$ 210,106
Hyundai Capital America, 6.375%, 4/08/2030 (n)	371,000	470,545
Lear Corp., 3.8%, 9/15/2027	29,000	31,674
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	200,000	211,935
		$924,260
Broadcasting – 0.6%
Discovery Communications LLC, 3.625%, 5/15/2030	$150,000	$ 161,378
Discovery Communications LLC, 4%, 9/15/2055	119,000	126,353
Prosus N.V., 3.832%, 2/08/2051 (n)	200,000	181,454
Walt Disney Co., 3.35%, 3/24/2025	160,000	171,265
Walt Disney Co., 3.5%, 5/13/2040	237,000	261,806
Walt Disney Co., 3.8%, 5/13/2060	150,000	177,613
		$1,079,869
Brokerage & Asset Managers – 0.5%
Brookfield Finance, Inc., 2.34%, 1/30/2032	$206,000	$ 200,769
Charles Schwab Corp., 1.95%, 12/01/2031	296,000	290,634
E*TRADE Financial Corp., 3.8%, 8/24/2027	131,000	144,253
Intercontinental Exchange, Inc., 1.85%, 9/15/2032	300,000	281,008
Intercontinental Exchange, Inc., 3%, 9/15/2060	65,000	63,150
		$979,814
Building – 0.1%
Vulcan Materials Co., 3.5%, 6/01/2030	$137,000	$ 149,450
Vulcan Materials Co., 4.5%, 6/15/2047	78,000	96,721
		$246,171
Business Services – 0.7%
Equinix, Inc., 2.5%, 5/15/2031	$155,000	$ 155,014
Equinix, Inc., 3%, 7/15/2050	98,000	95,699
Fiserv, Inc., 4.4%, 7/01/2049	75,000	90,566
Mastercard, Inc., 3.85%, 3/26/2050	170,000	206,675
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)	224,000	240,730
Visa, Inc., 2.05%, 4/15/2030	277,000	280,982
Visa, Inc., 2.7%, 4/15/2040	88,000	90,214
Visa, Inc., 2%, 8/15/2050	107,000	95,673
		$1,255,553
Cable TV – 0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$335,000	$ 435,098
Comcast Corp., 3.75%, 4/01/2040	100,000	112,037
		$547,135

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Chemicals – 0.1%
RPM International, Inc., 4.55%, 3/01/2029	$24,000	$ 27,267
RPM International, Inc., 4.25%, 1/15/2048	12,000	13,699
Sherwin-Williams Co., 4.5%, 6/01/2047	72,000	90,109
		$131,075
Computer Software – 0.2%
Microsoft Corp., 2.525%, 6/01/2050	$350,000	$ 344,253
Computer Software - Systems – 0.2%
Apple, Inc., 2.05%, 9/11/2026	$172,000	$ 177,025
Apple, Inc., 1.7%, 8/05/2031	93,000	90,212
Apple, Inc., 2.65%, 5/11/2050	196,000	193,590
		$460,827
Conglomerates – 0.4%
Carrier Global Corp., 2.722%, 2/15/2030	$155,000	$ 159,075
Carrier Global Corp., 3.377%, 4/05/2040	141,000	147,534
Otis Worldwide Corp., 2.565%, 2/15/2030	233,000	237,633
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028	212,000	243,864
		$788,106
Consumer Products – 0.1%
Mattel, Inc., 3.75%, 4/01/2029 (n)	$96,000	$ 99,725
Consumer Services – 0.1%
Booking Holdings, Inc., 3.55%, 3/15/2028	$132,000	$ 146,292
Electrical Equipment – 0.0%
Arrow Electronics, Inc., 3.875%, 1/12/2028	$29,000	$ 31,333
Electronics – 0.4%
Broadcom, Inc., 3.469%, 4/15/2034 (n)	$91,000	$ 93,883
Broadcom, Inc., 3.187%, 11/15/2036 (n)	481,000	472,844
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)	200,000	211,640
		$778,367
Emerging Market Quasi-Sovereign – 0.3%
Ecopetrol S.A., 5.375%, 6/26/2026	$237,000	$ 256,261
Ecopetrol S.A., 6.875%, 4/29/2030	140,000	161,700
Qatar Petroleum, 3.125%, 7/12/2041 (n)	200,000	201,838
		$619,799

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – 0.3%
Republic of Panama, 2.252%, 9/29/2032	$241,000	$ 226,993
State of Qatar, 3.75%, 4/16/2030 (n)	200,000	223,000
United Mexican States, 2.659%, 5/24/2031	200,000	193,020
		$643,013
Energy - Independent – 0.2%
Diamondback Energy, Inc., 3.125%, 3/24/2031	$103,000	$ 106,362
Hess Corp., 5.8%, 4/01/2047	150,000	200,309
		$306,671
Energy - Integrated – 0.3%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$88,000	$ 98,855
Cenovus Energy, Inc., 2.65%, 1/15/2032	105,000	102,403
Cenovus Energy, Inc., 6.75%, 11/15/2039	24,000	32,897
Cenovus Energy, Inc., 3.75%, 2/15/2052	25,000	25,298
Eni S.p.A., 4.75%, 9/12/2028 (n)	200,000	232,711
		$492,164
Financial Institutions – 0.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/2027	$150,000	$ 158,990
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	150,000	152,664
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041	150,000	155,294
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	100,000	107,464
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	94,000	101,434
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	180,000	178,225
		$854,071
Food & Beverages – 0.5%
Anheuser-Busch InBev Worldwide, Inc., 3.5%, 6/01/2030	$254,000	$ 278,486
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	150,000	210,401
Bacardi Ltd., 5.15%, 5/15/2038 (n)	114,000	140,922
Constellation Brands, Inc., 4.1%, 2/15/2048	269,000	309,719
SYSCO Corp., 2.4%, 2/15/2030	24,000	24,300
SYSCO Corp., 4.45%, 3/15/2048	43,000	52,058
		$1,015,886
Forest & Paper Products – 0.1%
Celulosa Arauco y Constitucion, 4.2%, 1/29/2030 (n)	$200,000	$ 211,690

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 0.2%
Las Vegas Sands Corp., 3.9%, 8/08/2029	$149,000	$ 151,616
Marriott International, Inc., 4.625%, 6/15/2030	50,000	56,938
Marriott International, Inc., 2.85%, 4/15/2031	53,000	53,376
Marriott International, Inc., 3.5%, 10/15/2032	128,000	135,377
		$397,307
Industrial – 0.1%
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050	$234,000	$ 229,541
Insurance - Health – 0.2%
UnitedHealth Group, Inc., 2.3%, 5/15/2031	$16,000	$ 16,173
UnitedHealth Group, Inc., 4.625%, 7/15/2035	306,000	378,387
UnitedHealth Group, Inc., 3.25%, 5/15/2051	52,000	56,508
		$451,068
Insurance - Property & Casualty – 0.4%
Aon Corp./Aon Global Holdings PLC, 2.05%, 8/23/2031	$164,000	$ 158,952
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	59,000	60,894
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	145,000	161,030
Progressive Corp., 4.125%, 4/15/2047	77,000	94,609
Willis North America, Inc., 3.875%, 9/15/2049	200,000	222,008
		$697,493
International Market Quasi-Sovereign – 0.1%
Ontario Teachers' Cadillac Fairview Properties, 2.5%, 10/15/2031 (n)	$200,000	$ 200,418
International Market Sovereign – 0.1%
Government of Bermuda, 2.375%, 8/20/2030 (n)	$200,000	$ 198,000
Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 3.85%, 11/15/2027	$332,000	$ 365,007
Major Banks – 3.8%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)	$108,000	$ 104,094
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	700,000	742,706
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	355,000	379,580
Bank of America Corp., 2.496% to 2/13/2030, FLR (LIBOR - 3mo. + 0.99%) to 2/13/2031	159,000	159,662
Bank of America Corp., 3.311% to 4/22/2041, FLR (SOFR + 1.58%) to 4/22/2042	248,000	262,590
Commonwealth Bank of Australia, 3.61% to 9/12/2029, FLR (CMT - 1yr. + 2.05%) to 9/12/2034 (n)	200,000	210,432

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Commonwealth Bank of Australia, 3.305%, 3/11/2041 (n)	$200,000	$ 206,370
Credit Agricole S.A., 1.247% to 1/26/2026, FLR (SOFR + 0.89162%) to 1/26/2027 (n)	250,000	244,051
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)	250,000	254,540
Goldman Sachs Group, Inc., 2.908%, 7/21/2042	202,000	201,531
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	400,000	404,968
HSBC Holdings PLC, 2.357% to 8/18/2030, FLR (SOFR + 1.947%) to 8/18/2031	450,000	441,209
HSBC Holdings PLC, 5.25%, 3/14/2044	200,000	258,704
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	550,000	599,470
JPMorgan Chase & Co., 3.109% to 4/22/2040, FLR (SOFR + 2.46%) to 4/22/2041	100,000	103,573
Mitsubishi UFJ Financial Group, Inc., 1.64% to 10/13/2026, FLR (CMT - 1yr. + 0.67%) to 10/13/2027	200,000	197,956
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032	200,000	199,347
Morgan Stanley, 3.125%, 7/27/2026	364,000	386,702
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031	306,000	334,257
Morgan Stanley, 3.217% to 4/22/2041, FLR (SOFR + 1.485%) to 4/22/2042	144,000	151,261
Nordea Bank Abp, 1.5%, 9/30/2026 (n)	263,000	258,995
Royal Bank of Canada, 2.3%, 11/03/2031	274,000	273,331
Sumitomo Mitsui Financial Group, Inc., 1.71%, 1/12/2031	200,000	189,295
Toronto Dominion Bank, 1.25%, 9/10/2026	123,000	120,722
Toronto Dominion Bank, 2%, 9/10/2031	247,000	243,240
UniCredit S.p.A., 2.569% to 9/22/2025, FLR (CMT - 1yr. + 2.3%) to 9/22/2026 (n)	350,000	351,964
		$7,280,550
Medical & Health Technology & Services – 0.6%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$200,000	$ 208,275
Alcon, Inc., 2.6%, 5/27/2030 (n)	200,000	203,871
Becton, Dickinson and Co., 2.823%, 5/20/2030	350,000	364,065
HCA, Inc., 5.125%, 6/15/2039	176,000	218,037
Thermo Fisher Scientific, Inc., 2.8%, 10/15/2041	153,000	153,627
		$1,147,875

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.2%
Boston Scientific Corp., 3.75%, 3/01/2026	$84,000	$ 91,311
Danaher Corp., 2.6%, 10/01/2050	223,000	217,330
		$308,641
Metals & Mining – 0.2%
Anglo American Capital PLC, 4.5%, 3/15/2028 (n)	$200,000	$ 224,089
ArcelorMittal S.A., 4.25%, 7/16/2029	27,000	29,650
Glencore Funding LLC, 2.5%, 9/01/2030 (n)	100,000	97,815
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	101,000	101,131
		$452,685
Midstream – 0.7%
Cheniere Corpus Christi Holdings LLC, 3.7%, 11/15/2029	$34,000	$ 36,480
Energy Transfer LP, 3.75%, 5/15/2030	52,000	55,423
Energy Transfer Partners LP, 5.15%, 3/15/2045	150,000	174,808
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)	215,303	216,403
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	201,000	209,720
Plains All American Pipeline LP/PAA Finance Corp., 4.3%, 1/31/2043	150,000	154,669
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	336,000	372,558
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	102,000	116,226
		$1,336,287
Municipals – 0.3%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 2.746%, 6/01/2034	$60,000	$ 60,471
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046	60,000	61,537
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	160,000	174,639
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 4.081%, 6/15/2039	180,000	204,394
State of Florida, “A”, 2.154%, 7/01/2030	132,000	131,760
		$632,801
Natural Gas - Distribution – 0.1%
NiSource, Inc., 5.65%, 2/01/2045	$85,000	$ 118,663
Natural Gas - Pipeline – 0.2%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$287,000	$ 345,870

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Network & Telecom – 0.4%
AT&T, Inc., 2.75%, 6/01/2031	$364,000	$ 370,272
AT&T, Inc., 3.3%, 2/01/2052	185,000	181,554
AT&T, Inc., 3.55%, 9/15/2055	37,000	37,462
Verizon Communications, Inc., 3.4%, 3/22/2041	95,000	99,655
		$688,943
Oil Services – 0.1%
Halliburton Co., 5%, 11/15/2045	$100,000	$ 123,888
Other Banks & Diversified Financials – 0.1%
Mizrahi Tefahot Bank Ltd., 3.077% to 4/07/2026, FLR (CMT - 5yr. + 2.25%) to 4/07/2031 (n)	$200,000	$ 199,600
Personal Computers & Peripherals – 0.3%
Equifax, Inc., 3.1%, 5/15/2030	$246,000	$ 258,823
Equifax, Inc., 2.35%, 9/15/2031	263,000	257,970
		$516,793
Real Estate - Apartment – 0.2%
American Homes 4 Rent, L.P., 2.375%, 7/15/2031	$117,000	$ 115,201
American Homes 4 Rent, L.P., 3.375%, 7/15/2051	119,000	122,427
Mid-America Apartment Communities, REIT, 1.7%, 2/15/2031	141,000	133,614
		$371,242
Real Estate - Office – 0.2%
Corporate Office Property LP, REIT, 2%, 1/15/2029	$143,000	$ 138,704
Corporate Office Property LP, REIT, 2.75%, 4/15/2031	176,000	176,678
		$315,382
Real Estate - Other – 0.3%
EPR Properties, REIT, 3.6%, 11/15/2031	$79,000	$ 79,193
Lexington Realty Trust Co., 2.7%, 9/15/2030	119,000	119,474
Lexington Realty Trust Co., 2.375%, 10/01/2031	46,000	44,263
Sun Communities, Inc., 2.7%, 7/15/2031	83,000	83,270
W.P. Carey, Inc., 2.45%, 2/01/2032	59,000	58,312
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031	181,000	178,582
		$563,094
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030	$173,000	$ 191,214
Brixmor Operating Partnership LP, REIT, 2.5%, 8/16/2031	65,000	63,621
STORE Capital Corp., REIT, 2.75%, 11/18/2030	210,000	210,080
		$464,915

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Retailers – 0.3%
Alimentation Couche-Tard, Inc., 3.8%, 1/25/2050 (n)	$151,000	$ 163,879
Home Depot, Inc., 3.9%, 6/15/2047	195,000	234,354
Kohl's Corp., 3.375%, 5/01/2031	186,000	188,832
		$587,065
Specialty Stores – 0.1%
Home Depot, Inc., 1.875%, 9/15/2031	$95,000	$ 92,778
Nordstrom, Inc., 4.25%, 8/01/2031	97,000	96,966
Nordstrom, Inc., 5%, 1/15/2044	54,000	53,460
		$243,204
Telecommunications - Wireless – 0.7%
American Tower Corp., 2.3%, 9/15/2031	$229,000	$ 223,802
American Tower Corp., REIT, 2.95%, 1/15/2051	98,000	94,889
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	200,000	195,522
Crown Castle International Corp., 4.45%, 2/15/2026	165,000	182,350
Crown Castle International Corp., 3.7%, 6/15/2026	251,000	271,077
Rogers Communications, Inc., 3.7%, 11/15/2049	86,000	89,265
T-Mobile USA, Inc., 3.5%, 4/15/2025	240,000	255,970
		$1,312,875
U.S. Treasury Obligations – 0.2%
U.S. Treasury Bonds, 1.375%, 11/15/2040 (f)	$450,000	$ 406,090
Utilities - Electric Power – 1.3%
Alabama Power Co., 3.45%, 10/01/2049	$177,000	$ 196,260
American Electric Power Co., Inc., 2.3%, 3/01/2030	105,000	103,814
CenterPoint Energy, Inc., 2.65%, 6/01/2031	103,000	104,690
Dominion Energy, Inc., 2.25%, 8/15/2031	182,000	179,437
Duke Energy Corp., 3.3%, 6/15/2041	213,000	217,886
Duke Energy Indiana LLC, 2.75%, 4/01/2050	76,000	73,950
Evergy, Inc., 2.9%, 9/15/2029	85,000	88,594
FirstEnergy Corp., 2.65%, 3/01/2030	220,000	216,473
Florida Power & Light Co., 2.85%, 4/01/2025	35,000	36,832
Florida Power & Light Co., 3.95%, 3/01/2048	50,000	61,336
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	182,000	198,688
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	106,000	108,345
MidAmerican Energy Co., 3.95%, 8/01/2047	200,000	239,836
Pacific Gas & Electric Co., 2.5%, 2/01/2031	181,000	172,888
Pacific Gas & Electric Co., 4.95%, 7/01/2050	53,000	58,662
Southern California Edison Co., 4.5%, 9/01/2040	50,000	57,634
Southern California Edison Co., 3.65%, 2/01/2050	202,000	217,824
Southern California Edison Co., 2.95%, 2/01/2051	54,000	51,451

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Virginia Electric & Power Co., 2.875%, 7/15/2029	$85,000	$ 89,436
		$2,474,036
Total Bonds (Identified Cost, $34,499,212)		$ 35,643,377
Preferred Stocks – 0.1%
Consumer Products – 0.1%
Henkel AG & Co. KGaA (Identified Cost, $127,683)	1,257	$ 112,440

	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	1,448	$ 1,044

Investment Companies (h) – 3.9%
Money Market Funds – 3.9%
MFS Institutional Money Market Portfolio, 0.04% (v) (Identified Cost, $7,489,894)	7,489,894	$ 7,489,894
Collateral for Securities Loaned – 0.1%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $191,548)	191,548	$ 191,548
Securities Sold Short – (0.0)%
Telecommunications - Wireless – (0.0)%
Crown Castle International Corp., REIT (Proceeds Received, $5,996)	(73)	$ (13,162)

Other Assets, Less Liabilities – 1.1%		2,096,040
Net Assets – 100.0%		$190,393,798

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $7,489,894 and $180,821,026, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $8,403,460, representing 4.4% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Portfolio of Investments – continued
Derivative Contracts at 10/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	2,849,900	USD	2,063,000	JPMorgan Chase Bank N.A.	12/10/2021	$81,160
CAD	1,175,284	USD	917,172	JPMorgan Chase Bank N.A.	12/10/2021	32,511
NOK	63,075,361	USD	7,242,566	Goldman Sachs International	12/10/2021	221,744
NZD	3,776,455	USD	2,624,100	Goldman Sachs International	12/10/2021	80,564
NZD	5,880,118	USD	4,085,900	JPMorgan Chase Bank N.A.	12/10/2021	125,388
SEK	45,022,930	USD	5,182,436	Goldman Sachs International	12/10/2021	62,558
USD	167,424	BRL	909,113	Goldman Sachs International	12/10/2021	7,608
USD	124,152	DKK	785,682	Goldman Sachs International	12/10/2021	1,944
USD	791,880	DKK	5,012,630	JPMorgan Chase Bank N.A.	12/10/2021	12,194
USD	4,603,527	EUR	3,917,445	Goldman Sachs International	12/10/2021	70,971
USD	15,775,646	EUR	13,445,815	JPMorgan Chase Bank N.A.	12/10/2021	218,593
USD	440,576	INR	32,797,356	JPMorgan Chase Bank N.A.	12/10/2021	4,509
USD	5,410,894	JPY	594,711,374	JPMorgan Chase Bank N.A.	12/10/2021	190,990
USD	110,298	MXN	2,241,897	Goldman Sachs International	12/10/2021	2,052
USD	632,696	TWD	17,557,933	JPMorgan Chase Bank N.A.	12/10/2021	1,266
USD	139,278	ZAR	2,078,796	Goldman Sachs International	12/10/2021	3,833
						$1,117,885
Liability Derivatives
JPY	152,587,312	USD	1,370,000	JPMorgan Chase Bank N.A.	12/10/2021	$(30,710)
USD	5,158,698	AUD	7,109,885	JPMorgan Chase Bank N.A.	12/10/2021	(190,519)
USD	2,376,000	CAD	3,018,233	JPMorgan Chase Bank N.A.	12/10/2021	(62,869)
USD	11,391,190	CHF	10,552,389	JPMorgan Chase Bank N.A.	12/10/2021	(146,638)
USD	5,154,606	GBP	3,772,398	Goldman Sachs International	12/10/2021	(8,661)
USD	1,975,966	HKD	15,385,071	Goldman Sachs International	12/10/2021	(1,631)
USD	37,398	HKD	291,195	JPMorgan Chase Bank N.A.	12/10/2021	(33)
USD	137,156	ILS	439,381	JPMorgan Chase Bank N.A.	12/10/2021	(1,730)
USD	542,283	KRW	637,588,800	Goldman Sachs International	1/24/2022	(2,415)
USD	2,652,131	NZD	3,775,221	Goldman Sachs International	12/10/2021	(51,649)
USD	1,125,797	NZD	1,602,699	JPMorgan Chase Bank N.A.	12/10/2021	(22,042)
USD	100,500	RUB	7,501,212	JPMorgan Chase Bank N.A.	12/10/2021	(4,460)
USD	369,371	SGD	499,371	JPMorgan Chase Bank N.A.	12/10/2021	(882)
USD	95,782	THB	3,204,240	JPMorgan Chase Bank N.A.	12/09/2021	(224)
						$(524,463)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
BIST 30 Index	Long	TRY	750	$1,287,742	December – 2021	$27,972
CAC 40 Index	Long	EUR	25	1,972,858	November – 2021	84,902
DAX Index	Short	EUR	2	905,379	December – 2021	1,748

Portfolio of Investments – continued
Futures Contracts - continued
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
Equity Futures - continued
FTSE MIB Index	Long	EUR	47	$7,266,090	December – 2021	$317,708
FTSE Taiwan Index	Short	USD	8	472,320	November – 2021	510
IBEX 35 Index	Long	EUR	36	3,764,417	November – 2021	69,814
KOSPI 200 Index	Short	KRW	48	3,996,337	December – 2021	305,716
NIFTY Index	Short	USD	123	4,366,500	November – 2021	117,456
OMX 30 Index	Long	SEK	14	372,904	November – 2021	12,177
S&P/ASX 200 Index	Short	AUD	70	9,625,421	December – 2021	78,205
Topix Index	Short	JPY	9	1,579,317	December – 2021	15,920
						$1,032,128
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	8	$911,118	December – 2021	$37,724
Euro-Bund 10 yr	Short	EUR	63	12,243,844	December – 2021	303,544
Japan Government Bond 10 yr	Short	JPY	5	6,638,298	December – 2021	5,462
U.S. Treasury Note 10 yr	Short	USD	82	10,717,656	December – 2021	216,162
U.S. Treasury Ultra Note 10 yr	Short	USD	37	5,366,156	December – 2021	96,479
						$659,371
						$1,691,499
Liability Derivatives
Equity Futures
AEX 25 Index	Short	EUR	29	$5,422,306	November – 2021	$(269,513)
FTSE 100 Index	Short	GBP	29	2,867,057	December – 2021	(68,918)
FTSE/JSE Top 40 Index	Short	ZAR	61	2,440,679	December – 2021	(117,054)
Hang Seng Index	Long	HKD	1	162,325	November – 2021	(5,705)
IBOV Index	Long	BRL	114	2,107,923	December – 2021	(193,710)
Mexbol Index	Long	MXN	190	4,723,975	December – 2021	(22,418)
MSCI Singapore Index	Short	SGD	117	3,197,284	November – 2021	(10,995)
Russell 2000 Index	Short	USD	138	15,837,570	December – 2021	(501,605)
S&P 500 E-Mini Index	Short	USD	214	49,187,900	December – 2021	(1,586,592)
S&P MidCap 400 Index	Short	USD	56	15,620,640	December – 2021	(618,694)
S&P/TSX 60 Index	Short	CAD	14	2,851,810	December – 2021	(113,810)
						$(3,509,014)
Interest Rate Futures
Australian Note 10 yr	Long	AUD	50	$5,072,098	December – 2021	$(347,833)
Long Gilt 10 yr	Long	GBP	61	10,428,515	December – 2021	(335,481)
U.S. Treasury Note 2 yr	Long	USD	10	2,192,500	December – 2021	(10,895)
U.S. Treasury Note 5 yr	Long	USD	30	3,652,500	December – 2021	(53,544)
U.S. Treasury Ultra Bond	Short	USD	3	589,219	December – 2021	(1,222)
						$(748,975)
						$(4,257,989)

Portfolio of Investments – continued
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
9/17/31	USD	5,200,000	centrally cleared	0.120% FLR (3-Month LIBOR)/Quarterly	1.210%/Semi-annually	$160,020	$4,671	$164,691
Liability Derivatives
Interest Rate Swaps
9/20/23	USD	24,800,000	centrally cleared	0.290%/Semi-annually	0.122% FLR (3-Month LIBOR)/Quarterly	$(154,818)	$(3,656)	$(158,474)
9/16/26	USD	18,400,000	centrally cleared	0.790%/Semi-annually	0.118% FLR (3-Month LIBOR)/Quarterly	(354,821)	(8,041)	(362,862)
11/06/49	USD	3,997,917	centrally cleared	0.122% FLR (3-Month LIBOR)/Quarterly	1.893%/Semi-annually	(182,335)	—	(182,335)
						$(691,974)	$(11,697)	$(703,671)
At October 31, 2021, the fund had cash collateral of $960,834 and other liquid securities with an aggregate value of $18,910,916 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $251,697 of securities on loan (identified cost, $125,775,398)	$180,821,026
Investments in affiliated issuers, at value (identified cost, $7,489,894)	7,489,894
Cash	8,027
Foreign currency, at value (identified cost, $1,669)	1,684
Deposits with brokers for
Futures contracts	948,989
Securities sold short	11,845
Receivables for
Forward foreign currency exchange contracts	1,117,885
Net daily variation margin on open futures contracts	132,543
Investments sold	98,497
Fund shares sold	315,122
Interest and dividends	1,018,205
Total assets	$191,963,717
Liabilities
Payables for
Net daily variation margin on open cleared swap agreements	$35,347
Securities sold short, at value (proceeds received, $5,996)	13,162
Forward foreign currency exchange contracts	524,463
Net daily variation margin on open futures contracts	77,604
Investments purchased	266,973
Fund shares reacquired	242,589
Collateral for securities loaned, at value (c)	191,548
Payable to affiliates
Investment adviser	1,175
Administrative services fee	392
Shareholder servicing costs	46,458
Distribution and service fees	1,942
Payable for independent Trustees' compensation	18
Deferred country tax expense payable	25,110
Accrued expenses and other liabilities	143,138
Total liabilities	$1,569,919
Net assets	$190,393,798

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$198,249,484
Total distributable earnings (loss)	(7,855,686)
Net assets	$190,393,798
Shares of beneficial interest outstanding	16,020,890

(c)	Non-cash collateral is not included.

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$31,120,434	2,633,720	$11.82
Class B	3,128,604	272,203	11.49
Class C	5,966,448	517,262	11.53
Class I	112,743,147	9,466,947	11.91
Class R1	122,057	10,740	11.36
Class R2	610,997	52,280	11.69
Class R3	1,593,372	134,674	11.83
Class R4	56,519	4,734	11.94
Class R6	35,052,220	2,928,330	11.97

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.54 [100 / 94.25 x $11.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$2,043,940
Interest	1,041,019
Other	20,152
Dividends from affiliated issuers	4,705
Income on securities loaned	2,417
Total investment income	$3,112,233
Expenses
Management fee	$1,465,692
Distribution and service fees	190,284
Shareholder servicing costs	177,554
Administrative services fee	34,515
Independent Trustees' compensation	4,725
Custodian fee	125,356
Shareholder communications	19,356
Audit and tax fees	103,487
Legal fees	1,529
Dividend and interest expense on securities sold short	606
Interest expense and fees	735
Miscellaneous	195,920
Total expenses	$2,319,759
Fees paid indirectly	(285)
Reduction of expenses by investment adviser and distributor	(231,483)
Net expenses	$2,087,991
Net investment income (loss)	$1,024,242

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,038 country tax)	$15,774,998
Written options	192,277
Futures contracts	(29,803,607)
Swap agreements	738,668
Securities sold short	(504)
Forward foreign currency exchange contracts	1,018,793
Foreign currency	(280,076)
Net realized gain (loss)	$(12,359,451)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $23,692 increase in deferred country tax)	$27,654,628
Futures contracts	(3,015,559)
Swap agreements	(177,362)
Securities sold short	(4,153)
Forward foreign currency exchange contracts	1,022,979
Translation of assets and liabilities in foreign currencies	23,457
Net unrealized gain (loss)	$25,503,990
Net realized and unrealized gain (loss)	$13,144,539
Change in net assets from operations	$14,168,781
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/21	10/31/20
Change in net assets
From operations
Net investment income (loss)	$1,024,242	$1,409,627
Net realized gain (loss)	(12,359,451)	(6,968,804)
Net unrealized gain (loss)	25,503,990	9,687,222
Change in net assets from operations	$14,168,781	$4,128,045
Total distributions to shareholders	$(985,057)	$(1,880,261)
Change in net assets from fund share transactions	$3,969,800	$(12,054,276)
Total change in net assets	$17,153,524	$(9,806,492)
Net assets
At beginning of period	173,240,274	183,046,766
At end of period	$190,393,798	$173,240,274
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$10.99	$10.80	$10.07	$10.26	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.10	$0.06	$0.04
Net realized and unrealized gain (loss)	0.83	0.22	0.71	(0.07)	0.46
Total from investment operations	$0.88	$0.29	$0.81	$(0.01)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)	$(0.08)	$(0.18)	$(0.24)
Net asset value, end of period (x)	$11.82	$10.99	$10.80	$10.07	$10.26
Total return (%) (r)(s)(t)(x)	7.98	2.68	8.11	(0.06)	5.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.47	1.46	1.46	1.63
Expenses after expense reductions (f)	1.30	1.32	1.33	1.37	1.51
Net investment income (loss)	0.40	0.65	1.01	0.64	0.39
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$31,120	$29,453	$33,287	$35,972	$50,452
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.30	1.29	1.34	1.40
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$10.73	$10.54	$9.82	$10.01	$9.76
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01)	$0.03	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	0.80	0.21	0.69	(0.07)	0.44
Total from investment operations	$0.76	$0.20	$0.72	$(0.08)	$0.41
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$(0.00)(w)	$(0.11)	$(0.16)
Net asset value, end of period (x)	$11.49	$10.73	$10.54	$9.82	$10.01
Total return (%) (r)(s)(t)(x)	7.08	1.92	7.33	(0.81)	4.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.22	2.21	2.21	2.37
Expenses after expense reductions (f)	2.05	2.08	2.08	2.12	2.25
Net investment income (loss)	(0.36)	(0.09)	0.26	(0.09)	(0.29)
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$3,129	$4,035	$4,542	$5,061	$6,354
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.04	2.09	2.15
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$10.77	$10.57	$9.85	$10.00	$9.74
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01)	$0.03	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	0.80	0.21	0.69	(0.06)	0.44
Total from investment operations	$0.76	$0.20	$0.72	$(0.07)	$0.41
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$—	$(0.08)	$(0.15)
Net asset value, end of period (x)	$11.53	$10.77	$10.57	$9.85	$10.00
Total return (%) (r)(s)(t)(x)	7.06	1.91	7.31	(0.72)	4.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.22	2.22	2.22	2.38
Expenses after expense reductions (f)	2.05	2.08	2.08	2.13	2.26
Net investment income (loss)	(0.36)	(0.08)	0.26	(0.10)	(0.30)
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$5,966	$8,396	$10,083	$13,845	$24,540
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.04	2.10	2.15
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.08	$10.89	$10.15	$10.35	$10.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	$0.13	$0.09	$0.07
Net realized and unrealized gain (loss)	0.82	0.22	0.72	(0.07)	0.46
Total from investment operations	$0.90	$0.32	$0.85	$0.02	$0.53
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.13)	$(0.11)	$(0.22)	$(0.28)
Net asset value, end of period (x)	$11.91	$11.08	$10.89	$10.15	$10.35
Total return (%) (r)(s)(t)(x)	8.19	2.91	8.49	0.19	5.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.22	1.21	1.21	1.38
Expenses after expense reductions (f)	1.05	1.07	1.08	1.12	1.26
Net investment income (loss)	0.66	0.90	1.25	0.90	0.71
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$112,743	$108,871	$127,572	$137,065	$211,360
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.05	1.04	1.10	1.15
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$10.61	$10.43	$9.72	$9.93	$9.72
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01)	$0.03	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	0.79	0.22	0.68	(0.07)	0.44
Total from investment operations	$0.75	$0.21	$0.71	$(0.08)	$0.41
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$—	$(0.13)	$(0.20)
Net asset value, end of period (x)	$11.36	$10.61	$10.43	$9.72	$9.93
Total return (%) (r)(s)(t)(x)	7.07	1.97	7.30	(0.83)	4.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.22	2.21	2.22	2.37
Expenses after expense reductions (f)	2.05	2.07	2.08	2.13	2.24
Net investment income (loss)	(0.35)	(0.09)	0.26	(0.08)	(0.26)
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$122	$113	$210	$195	$363
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	2.05	2.05	2.04	2.10	2.15
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$10.86	$10.67	$9.91	$10.11	$9.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.04	$0.08	$0.04	$0.02
Net realized and unrealized gain (loss)	0.81	0.22	0.69	(0.06)	0.44
Total from investment operations	$0.83	$0.26	$0.77	$(0.02)	$0.46
Less distributions declared to shareholders
From net investment income	$—	$(0.07)	$(0.01)	$(0.18)	$(0.24)
Net asset value, end of period (x)	$11.69	$10.86	$10.67	$9.91	$10.11
Total return (%) (r)(s)(t)(x)	7.64	2.43	7.82	(0.22)	4.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.72	1.71	1.71	1.86
Expenses after expense reductions (f)	1.55	1.58	1.58	1.61	1.74
Net investment income (loss)	0.13	0.41	0.75	0.42	0.23
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$611	$498	$791	$1,434	$1,560
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.55	1.55	1.54	1.59	1.65
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.00	$10.81	$10.09	$10.29	$10.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.10	$0.07	$0.05
Net realized and unrealized gain (loss)	0.82	0.22	0.71	(0.07)	0.45
Total from investment operations	$0.87	$0.29	$0.81	$0.00(w)	$0.50
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.10)	$(0.09)	$(0.20)	$(0.27)
Net asset value, end of period (x)	$11.83	$11.00	$10.81	$10.09	$10.29
Total return (%) (r)(s)(t)(x)	7.92	2.70	8.09	0.00(w)	5.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.43	1.47	1.46	1.46	1.61
Expenses after expense reductions (f)	1.30	1.32	1.33	1.37	1.49
Net investment income (loss)	0.40	0.69	1.00	0.65	0.49
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$1,593	$1,432	$1,101	$997	$1,009
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.30	1.30	1.29	1.34	1.40
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.11	$10.91	$10.18	$10.37	$10.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.13	$0.09	$0.07
Net realized and unrealized gain (loss)	0.84	0.23	0.71	(0.07)	0.46
Total from investment operations	$0.91	$0.32	$0.84	$0.02	$0.53
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.12)	$(0.11)	$(0.21)	$(0.29)
Net asset value, end of period (x)	$11.94	$11.11	$10.91	$10.18	$10.37
Total return (%) (r)(s)(t)(x)	8.20	2.98	8.36	0.24	5.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.23	1.22	1.22	1.39
Expenses after expense reductions (f)	1.05	1.08	1.08	1.13	1.26
Net investment income (loss)	0.64	0.81	1.27	0.91	0.71
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$57	$58	$51	$90	$128
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.05	1.05	1.04	1.10	1.15
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period	$11.13	$10.94	$10.20	$10.41	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.11	$0.14	$0.10	$0.09
Net realized and unrealized gain (loss)	0.84	0.21	0.72	(0.08)	0.45
Total from investment operations	$0.92	$0.32	$0.86	$0.02	$0.54
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.13)	$(0.12)	$(0.23)	$(0.29)
Net asset value, end of period (x)	$11.97	$11.13	$10.94	$10.20	$10.41
Total return (%) (r)(s)(t)(x)	8.35	2.97	8.51	0.24	5.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.13	1.14	1.16	1.24
Expenses after expense reductions (f)	0.95	0.99	1.01	1.07	1.12
Net investment income (loss)	0.71	1.04	1.32	0.97	0.84
Portfolio turnover	44	57	58	37	37
Net assets at end of period (000 omitted)	$35,052	$20,383	$5,410	$5,337	$6,533
Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.95	0.96	0.97	1.04	1.03

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While still evaluating the impact to the fund of the June 30, 2023 discontinuation of the more commonly used U.S. dollar

Notes to Financial Statements  - continued
LIBOR settings, management has concluded that the December 31, 2021 planned cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings will not have a material impact on the fund.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.
Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate,

Notes to Financial Statements  - continued
maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining

Notes to Financial Statements  - continued
the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$99,264,777	$28,602	$—	$99,293,379
Switzerland	6,977,232	—	—	6,977,232
United Kingdom	6,591,412	—	—	6,591,412
Japan	520,359	5,772,932	—	6,293,291
France	5,669,440	—	—	5,669,440
Germany	3,641,264	—	—	3,641,264
Canada	3,585,777	—	—	3,585,777
Taiwan	1,682,296	98,491	—	1,780,787
Ireland	1,535,176	—	—	1,535,176
Other Countries	5,902,717	3,715,626	—	9,618,343
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	406,090	—	406,090
Non - U.S. Sovereign Debt	—	1,661,230	—	1,661,230
Municipal Bonds	—	632,801	—	632,801
U.S. Corporate Bonds	—	22,401,104	—	22,401,104
Commercial Mortgage-Backed Securities	—	433,544	—	433,544
Asset-Backed Securities (including CDOs)	—	199,999	—	199,999
Foreign Bonds	—	9,908,609	—	9,908,609
Mutual Funds	7,681,442	—	—	7,681,442
Total	$143,051,892	$45,259,028	$—	$188,310,920
Securities Sold Short	$(13,162)	$—	$—	$(13,162)
Other Financial Instruments
Futures Contracts – Assets	$1,263,686	$427,813	$—	$1,691,499
Futures Contracts – Liabilities	(4,241,289)	(16,700)	—	(4,257,989)
Forward Foreign Currency Exchange Contracts – Assets	—	1,117,885	—	1,117,885
Forward Foreign Currency Exchange Contracts – Liabilities	—	(524,463)	—	(524,463)
Swap Agreements – Assets	—	164,691	—	164,691
Swap Agreements – Liabilities	—	(703,671)	—	(703,671)
For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/20	$35,365
Change in unrealized appreciation or depreciation	(6,763)
Transfers out of level 3	(28,602)
Balance as of 10/31/21	$—
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets, asset classes, and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets, asset classes, or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$659,371	$(748,975)
Interest Rate	Cleared Swap Agreements	164,691	(703,671)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,117,885	(524,463)
Equity	Futures Contracts	1,032,128	(3,509,014)
Total		$2,974,075	$(5,486,123)
(a)	Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$ 139,903	$404,712	$ —	$ —	$ —
Foreign Exchange	—	—	1,018,793	—	—
Credit	—	333,956	—	—	—
Equity	(29,943,510)	—	—	(301,515)	192,277
Total	$(29,803,607)	$738,668	$1,018,793	$(301,515)	$192,277
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$ 35,063	$(180,744)	$ —
Foreign Exchange	—	—	1,022,979
Equity	(3,050,622)	—	—
Credit	—	3,382	—
Total	$(3,015,559)	$(177,362)	$1,022,979
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA

Notes to Financial Statements  - continued
Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of October 31, 2021:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$132,543	$(77,604)
Cleared Swap Agreements (a)	—	(35,347)
Forward Foreign Currency Exchange Contracts	1,117,885	(524,463)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$1,250,428	$(637,414)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	132,543	(112,951)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$1,117,885	$(524,463)
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts and for cleared swaps agreements. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the Portfolio of Investments.

Notes to Financial Statements  - continued
The following table presents (by counterparty) the fund's derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2021:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$451,274	$(64,356)	$—	$(270,000)	$116,918
JPMorgan Chase Bank N.A.	666,611	(460,107)	—	—	206,504
Total	$1,117,885	$(524,463)	$—	$(270,000)	$323,422
The following table presents (by counterparty) the fund's derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2021:
		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(64,356)	$64,356	$—	$—	$—
JPMorgan Chase Bank N.A.	(460,107)	460,107	—	—	—
Total	$(524,463)	$524,463	$—	$—	$—
(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the excess collateral (received)/pledged is not shown for purposes of this presentation.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

Notes to Financial Statements  - continued
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements  - continued
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the

Notes to Financial Statements  - continued
clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the

Notes to Financial Statements  - continued
agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Short Sales — The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2021, this expense amounted to $606. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities

Notes to Financial Statements  - continued
in the fund's Portfolio of Investments, with a fair value of $251,697. The fair value of the fund's investment securities on loan and a related liability of $191,548 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $66,604 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been

Notes to Financial Statements  - continued
accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/21	Year ended 10/31/20
Ordinary income (including any short-term capital gains)	$985,057	$1,880,261
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/21
Cost of investments	$133,550,799
Gross appreciation	54,834,178
Gross depreciation	(2,599,267)
Net unrealized appreciation (depreciation)	$ 52,234,911
Undistributed ordinary income	1,040,068
Capital loss carryforwards	(61,208,633)
Other temporary differences	77,968
Total distributable earnings (loss)	$ (7,855,686)
As of October 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(56,748,868)
Long-Term	(4,459,765)
Total	$(61,208,633)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

Notes to Financial Statements  - continued
differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/21	Year ended 10/31/20
Class A	$124,519	$299,314
Class B	—	5,194
Class C	—	1,807
Class I	699,213	1,482,420
Class R1	—	517
Class R2	—	5,116
Class R3	5,098	10,258
Class R4	402	600
Class R6	155,825	75,035
Total	$985,057	$1,880,261
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended October 31, 2021, this management fee reduction amounted to $22,390, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.79% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.97%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2023. For the year ended October 31, 2021, this reduction amounted to $209,036, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,359 for the year ended October 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 76,378
Class B	0.75%	0.25%	1.00%	1.00%	36,258
Class C	0.75%	0.25%	1.00%	1.00%	69,885
Class R1	0.75%	0.25%	1.00%	1.00%	1,191
Class R2	0.25%	0.25%	0.50%	0.50%	2,539
Class R3	—	0.25%	0.25%	0.25%	4,033
Total Distribution and Service Fees					$190,284
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2021, this rebate amounted to $57 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2021, were as follows:
Amount
Class A	$750
Class B	2,927
Class C	355
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2021, the fee was $14,924, which equated to 0.0081% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $162,630.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2021 was equivalent to an annual effective rate of 0.0188% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On May 7, 2020, MFS purchased 4,699 shares of Class R4 for an aggregate amount of $50,000. On May 7, 2020, MFS redeemed 4,739 shares of Class R3 for an aggregate amount of $50,000.
At October 31, 2021, MFS held 100% of the outstanding shares of Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $20,157 and $80,233, respectively. The sales transactions resulted in net realized gains (losses) of $25,067.
(4) Portfolio Securities
For the year ended October 31, 2021, purchases and sales of investments, other than purchased option transactions, short sales and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$3,163,233	$3,493,612
Non-U.S. Government securities	71,525,024	93,387,010

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	806,398	$9,279,252	480,649	$5,241,025
Class B	2,697	29,872	39,632	388,822
Class C	65,487	745,204	194,075	1,995,206
Class I	3,852,642	44,743,981	3,719,821	40,828,052
Class R1	73	819	71	750
Class R2	13,743	158,828	8,010	85,330
Class R3	35,437	405,547	163,944	1,804,167
Class R4	—	—	5,348	56,729
Class R6	2,447,318	28,796,377	2,180,806	24,343,215
	7,223,795	$84,159,880	6,792,356	$74,743,296
Shares issued to shareholders in reinvestment of distributions
Class A	10,073	$113,217	23,804	$260,420
Class B	—	—	395	4,247
Class C	—	—	158	1,702
Class I	47,512	536,886	112,270	1,234,975
Class R1	—	—	49	517
Class R2	—	—	472	5,116
Class R3	453	5,098	938	10,258
Class R4	36	402	54	600
Class R6	12,367	140,361	5,024	55,511
	70,441	$795,964	143,164	$1,573,346
Shares reacquired
Class A	(861,995)	$(9,925,360)	(906,557)	$(9,903,425)
Class B	(106,535)	(1,199,549)	(94,852)	(1,014,804)
Class C	(327,906)	(3,692,400)	(368,605)	(3,930,078)
Class I	(4,260,461)	(49,555,579)	(5,724,197)	(62,393,489)
Class R1	(11)	(126)	(9,550)	(103,267)
Class R2	(7,348)	(83,037)	(36,797)	(398,813)
Class R3	(31,370)	(364,075)	(136,572)	(1,446,045)
Class R4	(495)	(5,631)	(4,876)	(53,637)
Class R6	(1,362,036)	(16,160,287)	(849,873)	(9,127,360)
	(6,958,157)	$(80,986,044)	(8,131,879)	$(88,370,918)

Notes to Financial Statements  - continued
	Year ended 10/31/21		Year ended 10/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	(45,524)	$(532,891)	(402,104)	$(4,401,980)
Class B	(103,838)	(1,169,677)	(54,825)	(621,735)
Class C	(262,419)	(2,947,196)	(174,372)	(1,933,170)
Class I	(360,307)	(4,274,712)	(1,892,106)	(20,330,462)
Class R1	62	693	(9,430)	(102,000)
Class R2	6,395	75,791	(28,315)	(308,367)
Class R3	4,520	46,570	28,310	368,380
Class R4	(459)	(5,229)	526	3,692
Class R6	1,097,649	12,776,451	1,335,957	15,271,366
	336,079	$3,969,800	(1,196,359)	$(12,054,276)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2021, the fund’s commitment fee and interest expense were $659 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$11,067,592	$145,621,928	$149,199,626	$—	$—	$7,489,894

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,705	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Alternative Strategy Fund (the “Fund”), including the portfolio of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 58)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Benjamin Nastou Natalie Shapiro

Board Review of Investment Advisory Agreement
MFS Global Alternative Strategy Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii)

Board Review of Investment Advisory Agreement - continued
information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2020, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s five-year performance as compared to its Broadridge performance universe improved for the period ended December 31, 2020, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an

Board Review of Investment Advisory Agreement - continued
expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

Federal Tax Information (unaudited) - continued
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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To sign up:
1. Go to mfs.com.
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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2021 and 2020, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Commodity Strategy Fund	69,588	68,639
MFS Global Alternative Strategy Fund	70,409	69,448

Total	139,997	138,087

For the fiscal years ended October 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	14,115	12,789	0	0
To MFS Global Alternative Strategy Fund	0	0	13,160	12,587	0	0
Total fees billed by Deloitte To above Funds	0	0	27,275	25,376	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities #	19,505	911,929
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities #	18,550	911,727

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): MFS SERIES TRUST XV

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 15, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2021

*	Print name and title of each signing officer under his or her signature.